EXHIBIT 10.3

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                            QUESTRON TECHNOLOGY, INC.


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                           INVESTORS RIGHTS AGREEMENT

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                            DATED AS OF JUNE 29, 1999


                         680,000 SHARES OF COMMON STOCK






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                                TABLE OF CONTENTS

                                                                           Page

1.    HOLDERS' PUT RIGHTS....................................................1
      1.1       Granting of Put; Price.......................................1
      1.2       Put Notice...................................................1
      1.3       Acceptance, Rejection........................................2
      1.4       Obligation to Purchase Purchaser Shares......................2
      1.5       Limitations on Right of Repurchase...........................3

2.    OFFER TO REPURCHASE UPON CHANGE IN CONTROL.............................4
      2.1       Notice of Change in Control Notice Event.....................4
      2.2       Offer in Respect of a Change in Control......................4
      2.3       Acceptance, Rejection........................................5
      2.4       Obligation to Purchase Purchaser Shares......................5
      2.5       Deferral of Obligation to Purchase...........................5
      2.6       Limitations on Obligation to Repurchase......................6

3.    REGISTRATION RIGHTS....................................................7
      3.1       Incidental Registration......................................7
      3.2       Shelf Registration...........................................8
      3.3       Companies Registration.......................................9
      3.4       Registration Procedures......................................9
      3.5       Reasonable Investigation....................................13
      3.6       Registration Expenses.......................................13
      3.7       Indemnification; Contribution...............................13
      3.8       Holdback Agreements; Registration Rights to Others..........16
      3.9       Availability of Information.................................17
      3.10      Material Development Election...............................17

4.    ANTI-DILUTION PROTECTION..............................................18
      4.1       Repurchases of Common Stock or Rights.......................18
      4.2       Issuances of Additional Common Stock or Rights..............19
      4.3       Notice of Issuance..........................................20
      4.4       Closing of Issuance and Payment of Purchase Price...........21
      4.5       Additional Agreements of the Parent.........................21

5.    AGREEMENTS OF THE PARENT..............................................22
      5.1       CUSIP Number................................................22
      5.2       Financial and Business Information..........................22
      5.3       Inspection..................................................23

6.    RESTRICTIONS ON TRANSFER AND OTHER AGREEMENTS.........................24
      6.1       Restrictions on Transfer....................................24
      6.2       Legending of Certificates...................................24
      6.3       Securities Act Restrictions; Legend.........................24

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                          TABLE OF CONTENTS (continued)

                                                                            Page

      6.4       Termination of Restrictions..................................25

7.    DEFINED TERMS..........................................................25
      7.1       Terms Defined................................................25
      7.2       Accounting Principles........................................36
      7.3       Directly or Indirectly.......................................37
      7.4       Section Headings and Table of Contents and Construction......37
      7.5       Governing Law................................................37

8.    MISCELLANEOUS..........................................................37
      8.1       Notices......................................................38
      8.2       Reproduction of Documents....................................38
      8.3       Survival; Entire Agreement...................................38
      8.4       Successors and Assigns.......................................39
      8.5       Amendments and Waivers.......................................39
      8.6       Expenses.....................................................39
      8.7       Waiver of Jury Trial; Consent to Jurisdiction; Etc...........39
      8.8       Indemnification of Each Holder...............................41
      8.9       Execution in Counterpart.....................................42


Annex 1      -  Names and Addresses of Purchasers
Annex 2      -  Address of the Parent

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                           INVESTORS RIGHTS AGREEMENT

         INVESTORS RIGHTS AGREEMENT, dated as of June 29, 1999, among QUESTRON TECHNOLOGY, INC., a Delaware corporation (together with its successors and assigns, the "Parent"), and ALBION ALLIANCE MEZZANINE FUND, L.P., ALLIANCE INVESTMENT OPPORTUNITIES FUND, L.L.C., THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES and IBJ WHITEHALL BANK & TRUST COMPANY (together with their respective successors and assigns, the "Purchasers").

                                    RECITALS

           WHEREAS, pursuant to the Securities Purchase Agreement, the Purchasers have agreed to purchase from the Parent, and the Parent has agreed to sell to the Purchasers, six hundred eighty thousand (680,000) Common Shares; and

           WHEREAS, the Parent and the Purchasers wish to enter into this Agreement to govern the terms of the relationship between the Parent and the Purchasers;

                                    AGREEMENT

           NOW, THEREFORE, in consideration of the premises and the mutual agreements set forth herein, the parties to this Agreement hereby agree as follows:


1.         HOLDERS' PUT RIGHTS.

           1.1       Granting of Put; Price.

           If, at any time, the Company shall elect to prepay all or any portion of the principal amount of the Notes pursuant to Section 1.3 of the Note Agreement, then, and in each such case, the Parent shall offer to repurchase from each holder of Purchaser Shares which either holds Notes or is an affiliate of a holder of Notes, a number of the Purchaser Shares equal to the Proportionate Number of Purchaser Shares, at a price per share equal to the Market Price.

           1.2       Put Notice.

           The Parent will give  notice of any each Put Option  pursuant to this
Section 1 to each holder of Purchaser Shares not less than fifteen (15) days nor more than sixty (60) days before the date fixed for prepayment of the Notes (the "Put Repurchase Date"), stating:

                     (a) that the Company has elected to prepay Notes;

                     (b) the aggregate principal amount of Notes that the Company has elected to prepay;

                     (c) the aggregate principal amount of Notes outstanding on the date of the notice;


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                     (d) that each holder of  Purchaser  Shares has the right to cause the Parent to repurchase the Proportionate Number of the Purchaser Shares held by such holder at the Market Price;

                     (e) a detailed calculation, for each holder of Purchaser Shares, of the Proportionate Number;

                     (f) a calculation reflecting the Market Price, calculated as of the date of such notice;

                     (g) if the Market Price is based upon the Closing Prices for the immediately preceding twenty (20) trading days, a statement to that effect, and a statement that the actual Market Price will be the Market Price calculated as of the actual Put Repurchase Date, which may be greater or less than the estimated Market Price set forth in such notice; and

                     (h) a description of the procedure for accepting the offered repurchase (as set forth in Section 1.3) and stating that holders seeking to have Purchaser Shares repurchased shall deliver certificates representing the Purchaser Shares to be repurchased to the Parent, together with stock powers duly endorsed, for arrival on the Put Repurchase Date.

If the Parent shall not have received a written response to such notice from any holder of Purchaser Shares within ten (10) Business Days prior to the Put Repurchase Date, then the Parent shall immediately send a second notice to each such holder of Purchaser Shares.

           1.3       Acceptance, Rejection.

           Each holder of Purchaser Shares shall have the option to accept or reject such offered repurchase. In order to accept such offered repurchase, a holder of Purchaser Shares shall cause a notice of such acceptance to be delivered to the Parent at least five (5) days prior to the Put Repurchase Date, specifying the number of Purchaser Shares (which shall not exceed the Proportionate Number with respect to such holder) which such holder is electing to have the Parent repurchase. A failure to accept in writing such written offer of repurchase as provided in this Section 1.3, or a written rejection of such offered repurchase, shall be deemed to constitute a rejection of such offer.

           1.4       Obligation to Purchase Purchaser Shares.

           The Parent shall be obligated to purchase all Purchaser Shares requested to be purchased by any holder delivering a notice of acceptance pursuant to Section 1.3, and shall pay the aggregate Market Price for all shares tendered for repurchase to each such holder in immediately available funds, on the Put Repurchase Date, against delivery by such holder of any and all certificates or other instruments evidencing the Purchaser Shares, together with appropriate stock powers or other instruments of transfer or assignment duly endorsed. In the event that any holder shall deliver a certificate or certificates representing a number of Purchaser Shares greater than the number tendered for repurchase, the Parent, in addition to making payment for the repurchased shares, shall promptly deliver to he holder of such certificate a new share certificate representing the number of shares of Common Stock not repurchased pursuant to this Section 1.


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           1.5       Limitations on Right of Repurchase.

           Notwithstanding anything contained in this Section 1 to the contrary, the Parent shall not be obligated to pay the repurchase price in respect of any Put Option, to the extent that (but only to the extent that), at any time:

                     (a) payment of the repurchase price at such time would result in a breach of, or default or event of default in respect of, the Note Agreement, the Notes or the Senior Credit Facility without the written consent of those holders of the Notes and those lenders under the Senior Credit Facility the consent of which would be necessary to waive such breach, default or event of default (and, unless each such required consent is given, the holders of the Purchaser Shares shall not accept or be permitted to retain such payment); or

                     (b) payment of the repurchase price is, at such time, prohibited by applicable law (including, without limitation, section 160 of the Delaware General Corporation Law);

provided, however, that if any such breach, event of default, default or violation would not result from the purchase of any number of Purchaser Shares that is less than the total number of shares the Parent is obligated to purchase on the Put Repurchase Date, then:

                               (i) the Parent shall purchase on the Put Repurchase Date the maximum number of Purchaser Shares it may so purchase, allocated among the holders which have elected to have their Purchaser Shares so repurchased ratably according to the number of Purchaser Shares so tendered, at a purchase price, in the case of each holder, equal to the Market Price calculated with respect to such maximum number of shares;

                               (ii) at each such time  thereafter  as the Parent
                     may be permitted to purchase additional tendered and unpurchased Purchaser Shares, the Parent shall give written notice to the tendering holders of Purchaser Shares within three (3) Business Days after such time and shall purchase, on the tenth (10th) Business Day following the date such notice is required to be given the maximum number of Purchaser Shares it may so purchase, allocated among the holders which have elected to have their Purchaser Shares so repurchased ratably according to the number of remaining tendered and unpurchased Purchaser Shares, at a purchase price per share, in the case of each holder, equal to either:

                                          (A)  in the  event  that  the  Lock-Up
                               Termination Date has occurred, the Market Price calculated as of the Put Repurchase Date; or

                                          (B)  in the  event  that  the  Lock-Up
                               Termination Date has not yet occurred, the greater of the Market Price calculated as of the Put Repurchase Date and the Market Price, recalculated as of the date such notice is given;

                     and

                               (iii) at any time  following  any  failure of the
                     Parent to pay the repurchase price, whether as a result of the operation of the provisions of this Section 1.5 or otherwise, any

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                     holder of Purchaser Shares which has elected to have any of such Purchaser Shares purchased by the Parent pursuant to this Section 1 may demand that the Parent execute and deliver to such holder, in lieu of and in satisfaction of the obligation of the Parent to pay the repurchase price with respect thereto, a promissory note of the Parent in a principal amount equal to such repurchase price, which promissory note shall bear interest, payable quarterly after the date of such promissory note, at the rate of sixteen and fifty one-hundredths percent (16.50%) per annum, in arrears, and at the maturity thereof on the unpaid principal balance of such promissory note, which promissory note shall mature on June 30, 2005 or, if issued on or after June 30, 2005, which shall be payable upon
                     demand.   The  form  of  such   promissory  note  shall  be
                     acceptable to the Required Holders in their discretion.

2.         OFFER TO REPURCHASE UPON CHANGE IN CONTROL

           2.1       Notice of Change in Control Notice Event

           In the event of the obtaining of actual knowledge of a Change in Control Notice Event by the Parent (including, without limitation, via the receipt of notice of a Change in Control Notice Event from any holder of Purchaser Shares), the Parent will, within three (3) Business Days after the obtaining of such actual knowledge, give notice of such Change in Control Notice Event to each holder of Purchaser Shares. Each such notice shall:

                     (a) be dated the date of the sending of such notice;

                     (b) refer to this Section 2; and

                     (c) specify, in reasonable detail, the nature and expected date of the Change in Control which, if consummated, would result from such Change in Control Notice Event.

           2.2       Offer in Respect of a Change in Control.

           In the event of a Change in Control occurring on or prior to the Shelf Effective Date, the Parent will, within three (3) Business Days after the occurrence of such event (or, in the case of any Change in Control the consummation or finalization of which would involve any action of the Parent, at least five (5) days prior to such Change in Control), give notice of such Change in Control to each holder of Purchaser Shares. Such notice shall contain a separate offer (which offer shall be irrevocable, except as set forth in Section 2.5) to each holder of Purchaser Shares to repurchase at the Market Price all, but not less than all, of the Purchaser Shares held by such holder no later than a date (as applicable, the "Change in Control Repurchase Date") specified in such notice that is not less than twenty (20) days and not more than thirty (30) days after the date of such notice, but in any event not later than the date of the occurrence of such Change in Control. Each such notice shall:

                     (a) be dated the date of the sending of such notice;

                     (b) specify, in reasonable detail, the nature and expected date of the Change in Control;


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                     (c) specify the Change in Control Repurchase Date;

                     (d) specify the number of Purchase Shares outstanding and the number of Purchaser Shares held by each holder;

                     (e) a calculation reflecting the Market Price, calculated as of the date of such notice;

                     (f) if the Market Price is based upon the Closing Prices for the immediately preceding twenty (20) trading days, a statement to that effect, and a statement that the actual Market Price will be the Market Price calculated as of the actual Put Repurchase Date, which may be greater or less than the estimated Market Price set forth in such notice; and

                     (g) a description of the procedure for accepting the offered repurchase (as set forth in Section 2.3) and stating that holders seeking to have Purchaser Shares repurchased shall deliver certificates representing the Purchaser Shares to be repurchased to the Parent, together with stock powers duly endorsed, for arrival on the Put Repurchase Date.

If the Parent shall not have received a written response to such notice from any holder of Purchaser Shares within ten (10) days after the date of posting of such notice to such holder of Purchaser Shares, then the Parent shall immediately send a second notice to each such holder of Purchaser Shares.

In addition, the Company agrees to provide a written copy of each such notice required either by Section 2.1 or by this Section 2.2 to Bingham Dana LLP, One State Street, Hartford, Connecticut 06103 Attention: Gary S. Hammersmith, Esq., tel. 860-240-2760, facsimile 860-240-2800.

           2.3       Acceptance, Rejection

           Each holder of Purchaser Shares shall have the option to accept or reject such offered repurchase. To accept such offered repurchase, a holder of Purchaser Shares shall cause a notice of such acceptance to be delivered to the Parent not later than fifteen (15) days after the date of receipt by such holder of the written offer of such repurchase (it being understood that the failure by a holder to respond to such written offer of repurchase within such period of fifteen (15) days or the delivery of a written notice of rejection of such offer within such period shall be deemed to constitute a rejection of such offer).

           2.4       Obligation to Purchase Purchaser Shares

           The Parent shall be obligated to purchase all Purchaser Shares requested to be purchased by any holder delivering a notice of acceptance, and shall pay the aggregate Market Price for payable to each such holder in immediately available funds, on the Change in Control Repurchase Date, against delivery by such holder of any and all certificates or other instruments evidencing the Purchaser Shares, together with appropriate powers or other instruments of transfer or assignment duly endorsed.

           2.5       Deferral of Obligation to Purchase

           The obligation of the Parent to repurchase Purchaser Shares pursuant to the offers required by Section 2.2 and accepted in accordance with Section
2.3 is expressly subject to the occurrence of the Change in Control in respect of which such offers and acceptances shall have been made. In the event that

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such Change in Control does not occur prior to the Change in Control  Repurchase
Date in respect thereof, such purchase shall be deferred until and shall be made on the date on which such Change in Control occurs or, if the Parent determines that efforts to effect such Change in Control have ceased or have been abandoned, or that such Change in Control will occur, if at all, after the Shelf Effective Date, then such offer, acceptances and obligation to purchase shall be deemed to have been rescinded without liability or penalty to any Person hereunder. The Parent shall keep each holder of Purchaser Shares reasonably and timely informed of:

                     (a) any such deferral of the date of repurchase;

                     (b) the date on which such Change in Control and the repurchase are expected to occur; and

                     (c) any determination by the Parent that efforts to effect such Change in Control have ceased or been abandoned or that the Change in Control will occur, if at all, after the Shelf Effective Date.

           2.6       Limitations on Obligation to Repurchase

           Notwithstanding anything contained in this Section 2 to the contrary, the Parent shall not be obligated to pay the repurchase price in respect of any Put Option, to the extent that (but only to the extent that), at any time:

                     (a) payment of the repurchase price at such time would result in a breach of, or default or event of default in respect of, the Note Agreement, the Notes or the Senior Credit Facility without the written consent of those holders of the Notes and those lenders under the Senior Credit Facility the consent of which would be necessary to waive such breach, default or event of default (and, unless each such required consent is given, the holders of the Purchaser Shares shall not accept or be permitted to retain such payment); or

                     (b) payment of the repurchase price is, at such time, prohibited by applicable law (including, without limitation, section 160 of the Delaware General Corporation Law);

provided, however, that if any such breach, event of default, default or violation would not result from the purchase of any number of Purchaser Shares that is less than the total number of shares the Parent is obligated to purchase on the Put Repurchase Date, then:

                               (i) the Parent  shall  purchase  on the Change in
                     Control Repurchase Date the maximum number of Purchaser Shares it may so purchase, allocated among the holders which have elected to have their Purchaser Shares so repurchased ratably according to the number of Purchaser Shares so tendered, at a purchase price, in the case of each holder, equal to the Market Price calculated with respect to such maximum number of shares;

                               (ii) at each such time  thereafter  as the Parent
                     may be permitted to purchase additional tendered and unpurchased Purchaser Shares, the Parent shall give written notice to the tendering holders of Purchaser Shares within three (3) Business Days after such time and shall purchase, on the tenth (10th) Business Day following the date such notice is

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                     required to be given the maximum number of Purchaser Shares it may so purchase, allocated among the holders which have elected to have their Purchaser Shares so repurchased ratably according to the number of remaining tendered and unpurchased Purchaser Shares, at a purchase price per share, in the case of each holder, equal to either:

                                          (A)  in the  event  that  the  Lock-Up
                               Termination Date has occurred, the Market Price calculated as of the Put Repurchase Date; or

                                          (B)  in the  event  that  the  Lock-Up
                               Termination Date has not yet occurred, the greater of the Market Price calculated as of the Put Repurchase Date and the Market Price, recalculated as of the date such notice is given;

                     and

                               (iii) at any time  following  any  failure of the
                     Parent to pay the repurchase price, whether as a result of the operation of the provisions of this Section 2.6 or otherwise, any holder of Purchaser Shares which has elected to have any of such Purchaser Shares purchased by the Parent pursuant to this Section 2 may demand that the Parent execute and deliver to such holder, in lieu of and in satisfaction of the obligation of the Parent to pay the repurchase price with respect thereto, a promissory note of the Parent in a principal amount equal to such repurchase price, which promissory note shall bear interest, payable quarterly after the date of such promissory note, at the rate of sixteen and fifty one-hundredths percent (16.50%) per annum, in arrears, and at the maturity thereof on the unpaid principal balance of such promissory note, which promissory note shall mature on June 30, 2005 or, if issued on or after June 30, 2005, which shall be payable upon demand. The form of such promissory note shall be acceptable to the Required Holders in their discretion.

3.         REGISTRATION RIGHTS.

           3.1       Incidental Registration.

                     (a) Filing of Registration Statement. If the Parent at any time proposes to register any of its Common Stock pursuant to a demand or request by any Other Stockholder to register Securities held by such Other Stockholder (an "Incidental Registration") under the Securities Act (but not including any registration initiated by the Parent for the purpose of selling shares for its own account, or any registration pursuant to a registration statement on Form S-4 or Form S-8 or any successor forms thereto, in connection with an offer made solely to existing Security holders or employees of the Parent), for sale in a Public Offering, it will each such time give prompt written notice to all holders of Registrable Securities of its intention to do so, which notice shall be given to all such holders at least thirty (30) Business Days prior to the date that a registration statement relating to such registration is proposed to be filed with the SEC. Upon the written request of any such holder to include its Registrable Securities under such registration statement (which request shall be made within fifteen (15) Business Days after the receipt of any such notice and shall specify the Registrable Securities intended to be disposed of by such holder), the Parent will use its best efforts to effect the registration of all Registrable Securities that the Parent has

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           been so requested to register by such holder; provided, however, that if, at any time after giving written notice of its intention to register any Securities and prior to the effective date of the registration statement filed in connection with such registration, the Parent shall determine for any reason not to register such Securities, the Parent may, at its election, give written notice of such determination to each such holder and, thereupon, shall be relieved of its obligation to register any Registrable Securities of such Persons in connection with such registration.

                     (b) Selection of Underwriters. Notice of the Parent's intention to register such Securities shall designate the proposed underwriters of such offering, if any, and shall contain the Parent's agreement to use its best efforts, if requested to do so, to arrange for such underwriters to include in such underwriting the Registrable Securities that the Parent has been so requested to register pursuant to this Section 3.1, it being understood that the holders of Registrable Securities shall have no right to select different underwriters for the disposition of their Registrable Securities.

                     (c) Priority on Incidental Registrations. If the managing underwriter shall advise the Parent in writing (with a copy to each holder of Registrable Securities requesting sale) that, in such underwriter's opinion, the number of shares of Securities requested to be included in such Incidental Registration exceeds the number that can be sold in such offering within a price range acceptable to the Parent (such writing to state the basis of such opinion and the approximate number of shares of Securities that may be included in such offering without such effect), the Parent will include in such Incidental Registration, to the extent of the number of shares of Common Stock that the Parent is so advised can be sold in such offering:

                               (i) first,  Issuable Shares  requested to be sold
                     by the Other Stockholders requesting such Registration;

                               (ii) second,  Registrable Securities requested to
                     be sold by the holders of Purchaser Shares pursuant to this
                     Section 3.1 and all Issuable Shares proposed to be registered by the Other Stockholders (other than those referred to in Section 3.1(c)(i)), pro rata among such holders on the basis of the number of shares of Issuable Shares requested to be so registered by such holders; and

                               (iii) third, Issuable Shares of Common Stock that
                     the Parent proposes to issue and sell for its own account.

           3.2       Shelf Registration.

                     (a) Filing and Effectiveness. The Parent will file a "shelf" registration statement (the "Shelf Registration") on an appropriate form pursuant to Rule 415 under the Securities Act or any similar rule that may be adopted by the SEC with respect to dispositions of all of the Registrable Securities in such manner or manners specified by the holders thereof. The Parent agrees to cause the Shelf Registration to be declared effective prior to the Shelf Effective Date, and agrees to keep the Shelf Registration effective (and to take any and all other actions reasonably necessary in order to permit public resale of the Registrable Securities covered by the Shelf Registration) for a period (the "Shelf Effective Period") beginning on the date such Shelf Registration shall first be declared effective under the Securities Act and ending upon the Shelf Termination Date, subject to the terms and conditions set forth in this Agreement. The Parent further agrees, if necessary, to supplement or make amendments to such Shelf Registration, if required by the registration form utilized by the Parent for the Shelf Registration or by the instructions applicable to such registration form or by the Securities Act, and the Parent agrees to furnish to the holders of the Registrable Securities covered by the Shelf Registration copies of any such supplement or amendment prior to its being used or filed with the SEC.

                     (b) Approval of Shelf Registrations. If any holder of Registrable Securities objects to such filing on the grounds that the disclosure contained in the Shelf Registration contains any misstatement of a material fact or omits to state a fact required to be stated therein or necessary to make the statements therein not misleading, then such holder shall have the right, in its sole discretion, to withdraw from the Shelf Registration. If the Parent receives notice of such withdrawal from any holder wishing to withdraw from the Shelf Registration, then the Parent shall not name such holder in the registration statement or, in the case of withdrawal in connection with any amendment or supplement to a registration statement in which such holder is already named, shall amend such registration statement to delete references to such holder, and to withdraw the Registrable Securities of such holder, from the registration statement. The Shelf Registration shall not be considered effective with respect to any such withdrawing holder.

                     (c) Selection of Underwriters. If any offering pursuant to a Shelf Registration is in the form of an underwritten offering, the underwriters of such offering shall be one or more underwriting firms of recognized national standing selected by the Requisite Holders and reasonably acceptable to the Parent. In the event of an underwritten offering pursuant to the Shelf Registration, no securities of the Parent (other than the Registrable Securities) shall be included in any such offering without the prior written consent of all holders of Registrable Securities participating in such offering. Notwithstanding the foregoing, the Parent shall not be obligated to cooperate or participate in more than one (1) underwritten offering under the Shelf Registration.

           3.3 Companies Registration. If the Securities Act (whether by statutory amendment, amendment of the rules and regulations thereunder or both) is amended after the date hereof to provide for a Companies Registration Scheme, and the Parent is or becomes eligible to participate in the Companies Registration Scheme, then the Parent, promptly following the request of the Required Holders made at any time at which the Parent is eligible to use such Companies Registration Scheme, shall use its reasonable best efforts to register promptly under the Companies Registration Scheme so as to facilitate the resale under the registration statement contemplated by such Companies Registration Scheme of the Registrable Securities in accordance with the method or methods of distribution contemplated by the Holders.

           3.4       Registration Procedures.

           The Parent will use its best efforts, subject, in the case of an Incidental Registration, to the proviso to Section 3.1(a), to effect each Registration, and to cooperate with the sale of such Registrable Securities in accordance with the intended method of disposition, and the Parent will:

                     (a) subject, in the case of an Incidental Registration, to the proviso to Section 3.1(a), prepare and file with the SEC the registration statement and use its best efforts to cause the Registration to become effective; provided, however, that before filing:

                               (i) any registration  statement,  the Parent will
                     furnish to the holders of the Registrable Securities covered by such registration statement, their counsel, and the underwriters, if any, and their counsel, copies of all such documents proposed to be filed, in the case of the Shelf Registration, twenty (20) days, and, in the case of an Incidental Registration, seven (7) days prior thereto; and

                               (ii) any amendment to any registration statement,
                     any prospectus or any supplement thereto, the Parent will furnish to the holders of the Registrable Securities covered by such registration statement, their counsel, and the underwriters, if any, and their counsel, copies of all such documents proposed to be filed a reasonable number of days prior thereto;

           which documents will in each case be subject to the reasonable review, within such specified period, of such holders, their counsel and the underwriters; and the Parent will not file (in, the case of the Shelf Registration) or name or make reference to in such registration statement, prospectus, amendment or supplement (in the case of any Incidental Registration) any registration statement or amendment thereto or any prospectus or any supplement thereto (including such documents incorporated by reference) to which the Requisite Holders shall reasonably object within such specified period;

                     (b) subject, in the case of an Incidental Registration, to the proviso to Section 3.1(a), prepare and file with the SEC such amendments and post-effective amendments to any registration statement and any prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such registration statement; and cause the prospectus to be supplemented by any required prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act;

                     (c) furnish to each holder of Registrable Securities included in such Registration and the underwriter or underwriters, if any, without charge, at least one signed copy of the registration statement and any post-effective amendment thereto, upon request, and such number of conformed copies thereof and such number of copies of the prospectus (including each preliminary prospectus and each prospectus filed under Rule 424 under the Securities Act), any amendments or supplements thereto and any documents incorporated by reference therein, as such holder or underwriter may reasonably request in order to facilitate the disposition of the Registrable Securities being sold by such holder (it being understood that the Parent consents to the use of the prospectus and any amendment or supplement thereto by each holder of Registrable Securities covered by such registration statement and the underwriter or underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by the prospectus or any amendment or supplement thereto);

                     (d) notify each holder of the Registrable Securities of any stop order or other order suspending the effectiveness of any registration statement, issued or threatened by the SEC in connection therewith, and take all reasonable actions required to prevent the entry of such stop order or to remove it or obtain withdrawal of it at the earliest possible moment if entered;

                     (e)  if   requested   by  the   managing   underwriter   or
           underwriters, if any, or any holder of Registrable Securities in connection with any sale pursuant to a registration statement, promptly incorporate in a prospectus supplement or post-effective amendment such information relating to such underwriting as the managing underwriter or underwriters, if any, or such holder reasonably requests to be included therein; and make all required filings of such prospectus supplement or post-effective amendment as soon as practicable after being notified of the matters incorporated in such prospectus supplement or post-effective amendment;

                     (f) on or prior to the date on which a Registration is declared effective, use its best efforts to register or qualify, and cooperate with the holders of Registrable Securities included in such Registration, the underwriter or underwriters, if any, and their counsel, in connection with the registration or qualification of the Registrable Securities covered by such Registration for offer and sale under the securities or "blue sky" laws of each state and other jurisdiction of the United States as any such holder or the managing underwriter, if any, reasonably requests in writing; use its best efforts to keep each such registration or qualification effective, including through new filings, or amendments or renewals, during the period such registration statement is required to be kept effective; and do any and all other acts or things necessary or advisable to enable the disposition in all such jurisdictions reasonably requested of the Registrable Securities covered by such Registration; provided, however, that the Parent will not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action which would subject it to general service of process or taxation in any such jurisdiction where it is not then so subject;

                     (g) in connection with any sale pursuant to a Registration, cooperate with the holders of Registrable Securities and the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing Securities to be sold under such Registration, and enable such Registrable Securities to be in such denominations and registered in such names as the managing underwriter or underwriters, if any, or such holders may request;

                     (h) use its best efforts to cause the Registrable Securities to be registered with or approved by such other governmental agencies or authorities within the United States and having jurisdiction over the Parent or any Subsidiary as may reasonably be necessary to enable the seller or sellers thereof or the underwriter or underwriters, if any, to consummate the disposition of such Registrable Securities;

                     (i) subject to the last sentence of Section 3.2(c), enter into such agreements (including underwriting agreements in customary form) and take such other actions as the Requisite Holders shall reasonably request in order to expedite or facilitate the disposition of such Registrable Securities;

                     (j) use its best efforts to obtain:

                               (i)  at  the  time  of   effectiveness   of  each
                     Registration, a "comfort letter" from the Parent's independent certified public accountants covering such matters of the type customarily covered by "cold comfort letters" as the underwriters, if any, and (in the case of the Shelf Registration) the Required Holders reasonably request; and

                               (ii) at the time of any underwritten sale pursuant to the registration statement, a "bring-down comfort letter," dated as of the date of such sale, from the Parent's independent certified public accountants covering such matters of the type customarily covered by comfort letters as the underwriters, if any, and (in the case of the Shelf Registration) the Required Holders reasonably request;

                     (k) use its best efforts to obtain, at the time of effectiveness of each Registration and at the time of any underwritten sale pursuant to each Registration, an opinion or opinions, favorable to the underwriters, if any, or (in the case of the Shelf Registration) the Required Holders in form and scope, from counsel for the Parent in customary form;

                     (l) notify each seller of Registrable Securities covered by such Registration, upon discovery that, or upon the happening of any event as a result of which, the prospectus included in such Registration, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and promptly prepare, file with the SEC and furnish to such seller or holder a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers or prospective purchasers of such Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they are made;

                     (m) otherwise comply with all applicable rules and regulations of the SEC, and make generally available to its security holders (as contemplated by Section 11(a) under the Securities Act) an earnings statement satisfying the provisions of Rule 158 under the Securities Act no later than ninety (90) days after the end of the twelve (12) month period beginning with the first month of the Parent's first fiscal quarter commencing after the effective date of the registration statement, which statement shall cover said twelve
           (12) month period;

                     (n) provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by each Registration from and after a date not later than the effective date of such Registration; and

                     (o)  use  its  best   efforts  to  cause  all   Registrable
           Securities  covered  by each  Registration  to be listed  subject  to notice  of  issuance,  prior  to the  date  of  first  sale  of  such
           Registrable Securities pursuant to such Registration, on each securities exchange on which the Common Stock is then listed; and, if the Common Stock is not so listed, to use its best efforts to cause all Registrable Securities covered by each Registration to be designated as National Market System Securities, if the Common Stock is so designated (and, if the Common Stock is listed on the NASDAQ National Market or the NASDAQ SmallCap Market, to cause all Registrable Securities covered by each Registration to be so listed); and, if the Common Stock is not so designated, to arrange for at least two market makers to register with the NASD as such with respect to such Registrable Securities.

The Parent may require each holder of Registrable Securities that will be included in such Registration to furnish the Parent with such information in respect of such holder of its Registrable Securities that will be included in such Registration as the Parent may reasonably request in writing.

           3.5       Reasonable Investigation.

           Subject to the last sentence of Section 3.2(c), the Parent shall:

                     (a) give the holders of Registrable Securities, their underwriters, if any, and their respective counsel and accountants the opportunity to participate in the preparation of the registration statement, each prospectus included therein or filed with the SEC and each amendment thereof or supplement thereto;

                     (b) give each such holder and underwriter reasonable opportunities to discuss the business of the Parent with its officers, counsel and the independent public accountants who have certified its financial statements;

                     (c) make available for inspection by any holder of Registrable Securities included in any Registration, any underwriter participating in any disposition pursuant to any Registration, and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Parent reasonably requested; and

                     (d) cause the Parent's officers, directors and employees to supply all information reasonably requested by any such Person in connection with such Registration;

in each such case, as shall be reasonably necessary, in the opinion of such holder or such underwriter, to enable it to conduct a "reasonable investigation" within the meaning of the section 11(b)(3) of the Securities Act and to satisfy the requirement of reasonable care imposed by section 12(a)(2) of the Securities Act.

           3.6       Registration Expenses.

           The Parent will pay all Registration Expenses in connection with each registration of Registrable Securities, including, without limitation, any such registration not effected by the Parent.

           3.7       Indemnification; Contribution.

                     (a) Indemnification by the Parent. The Parent shall indemnify, to the fullest extent permitted by law, each holder of Registrable Securities, its officers, partners, directors and agents, if any, and each Person, if any, who controls such holder within the meaning of section 15 of the Securities Act, against all losses, claims, damages, liabilities (or proceedings in respect thereof) and expenses (under the Securities Act or common law or otherwise), joint or several, resulting from any violation by the Parent of the provisions of the Securities Act or any untrue statement or alleged untrue statement of a material fact contained in any registration statement or prospectus (and as amended or supplemented if amended or supplemented) or any preliminary prospectus or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of any prospectus, in light of the circumstances under which they were made) not misleading, except to the extent that such losses, claims, damages, liabilities (or proceedings in respect thereof) or expenses are caused by any untrue statement or alleged untrue statement contained in or by any omission or alleged omission from information concerning any holder furnished in writing to the Parent by such holder expressly for use therein. If the offering pursuant to any registration statement provided for under this Section 3 is made through underwriters, no action or failure to act on the part of such underwriters (whether or not such underwriter is an Affiliate of any holder of Registrable Securities) shall affect the obligations of the Parent to indemnify any holder of Registrable Securities or any other Person pursuant to the preceding sentence. If the offering pursuant to any registration statement provided for under this Section 3 is made through underwriters, the Parent agrees, to the extent required by such underwriters, to enter into an underwriting or other agreement providing for indemnity of such underwriters, their officers, partners, directors and agents, if any, and each Person, if any, who controls such underwriters within the meaning of section 15 of the Securities Act to the same extent as hereinbefore provided with respect to the indemnification of the holders of Registrable Securities; provided that the Parent shall not be required to indemnify any such underwriter, or any officer or director of such underwriter or any Person who controls such underwriter within the meaning of section 15 of the Securities Act, to the extent that the loss, claim, damage, liability (or proceedings in respect thereof) or expense for which indemnification is claimed results from such underwriter's failure to send or give a copy of an amended or supplemented final prospectus to the Person asserting an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Registrable Securities to such Person if such statement or omission was corrected in such amended or supplemented final prospectus prior to such written confirmation and the underwriter was provided with such amended or supplemented final prospectus.

                     (b) Indemnification for Controlling Person Liability. In addition to the indemnification provided for in Section 3.7(a), the Parent shall indemnify each holder of Registrable Securities, its officers, partners, directors, partners and agents, if any, and each Person, if any, who controls such holder within the meaning of section 15 of the Securities Act or Section 20 of the Exchange Act, against all losses, claims, damages, liabilities (or proceedings in respect thereof) and expenses, joint or several, in each case, under the Securities Act, the Exchange Act, common law or otherwise, resulting from:

                               (i) any violation by the Parent of the provisions
                     of the Securities Act or the Exchange Act;

                               (ii) any untrue statement or alleged untrue statement of a material fact contained in any registration statement or amendment thereto or prospectus (and as amended or supplemented if amended or supplemented) or any preliminary prospectus or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of any prospectus, in light of the circumstances under which they were made) not misleading, whether or not, in each such case, the registration statement or amendment thereto or prospectus (or amendment or supplement thereto) or preliminary prospectus related or relates to any offering or sale of Registrable Securities by any holder; and

                               (iii) any other untrue statement or alleged untrue statement of a material fact or omission or alleged omission to state a material fact necessary to make the statements in any document issued or delivered to any purchaser or potential purchaser or filed with the SEC pursuant to section 13 or section 15(d) of the Exchange Act (in light of the circumstances under which they were made) not misleading, in each case, in connection with any offering or sale of Securities of the Parent by any Person, whether or not such Securities offered or sold are or were registered or required to be registered under the Securities Act;

           in each such case, to the extent that such losses, claims, damages, liabilities (or proceedings in respect thereof) and expenses, joint or several, are alleged to result from or exist by virtue of the fact that any holder of Registrable Securities controls or is alleged to control (within the meaning of section 15 of the Securities Act or section 20 of the Exchange Act) the Parent or any Subsidiary or Affiliate, whether such claim or allegation arises under section 15 of the Securities Act or section 20 of the Exchange Act or otherwise; provided, however, that such indemnification shall not extend to losses, claims, damages, liabilities (or proceedings in respect thereof) or expenses caused by any untrue statement or alleged untrue statement contained in or by any omission or alleged omission from information furnished in writing to the Parent by such holder expressly for use therein, or from any such information provided by an underwriter selected by the holders or any of them.

                     (c) Indemnification by the Holders. In connection with any registration statement in which a holder of Registrable Securities is participating, each such holder, severally and not jointly, shall indemnify, to the fullest extent permitted by law, the Parent, each underwriter (if the underwriter so requires) and their respective officers, partners, directors and agents, if any, and each Person, if any, who controls the Parent or such underwriter within the meaning of section 15 of the Securities Act, against any losses, claims, damages, liabilities (or proceedings in respect thereof) and expenses resulting from any untrue statement or alleged untrue statement of a material fact or any omission or alleged omission of a material fact required to be stated in the registration statement or prospectus or preliminary prospectus or any amendment thereof or supplement thereto or necessary to make the statements therein (in the case of any prospectus, in light of the circumstances under which they were made) not misleading, but only to the extent that such untrue statement is contained in or such omission is from information so concerning a holder furnished in writing by such holder expressly for use therein; provided, however, that such holder's obligations hereunder shall be limited to an amount equal to the net proceeds to such holder of the Registrable Securities sold pursuant to such registration statement.

                     (d) Control of Defense. Any Person entitled to indemnification under the provisions of this Section 3.7 shall give prompt notice to the indemnifying party of any claim with respect to which it seeks indemnification and unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, permit such indemnifying party to assume the defense of such claim, with counsel reasonably satisfactory to the indemnified party; and if such defense is so assumed, such indemnifying party shall not enter into any settlement without the consent of the indemnified party if such settlement attributes liability to the indemnified party and such indemnifying party shall not be subject to any liability for any settlement made without its consent (which shall not be unreasonably withheld); and any underwriting agreement entered into with respect to any registration statement provided for under this Section 3 shall so provide. In the event an indemnifying party shall not be entitled, or elects not, to assume the defense of a claim, such indemnifying party shall not be obligated to pay the fees and expenses of more than one counsel or firm of counsel for all parties indemnified by such indemnifying party in respect of such claim, unless in the reasonable judgment of any such indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties in respect to such claim.

                     (e) Contribution. If for any reason the foregoing indemnity is unavailable, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages, liabilities or expenses:

                               (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party on the one hand and the indemnified party on the other; or

                               (ii) if the  allocation  provided  by clause  (i)
                     above is not permitted by applicable law or provides a lesser sum to the indemnified party than the amount hereinafter calculated, in such proportion as is appropriate to reflect not only the relative benefits received by the indemnifying party on the one hand and the indemnified party on the other but also the relative fault of the indemnifying party and the indemnified party as well as any other relevant equitable considerations.

           Notwithstanding the foregoing, no holder of Registrable Securities shall be required to contribute any amount in excess of the amount such holder would have been required to pay to an indemnified party if the indemnity under Section 3.7(b) hereof was available. No Person guilty of fraudulent misrepresentation (within the meaning of section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. The obligation of any Person to contribute pursuant to this Section
           3.7 shall be several and not joint.

                     (f) Timing of Payments.  An  indemnifying  party shall make payments of all amounts required to be made pursuant to the foregoing provisions of this Section 3.7 to or for the account of the indemnified party from time to time promptly upon receipt of bills or invoices relating thereto or when otherwise due or payable. Without limiting the generality of the foregoing, each indemnifying party, as an interim measure during the pendency of any claim, action, investigation, inquiry or proceeding arising our of or based upon any matter or subject for which indemnity (or contribution in lieu thereof) may be available to any indemnified party under this Section 3.7, it will promptly reimburse each indemnified party, as often as invoiced therefor (but in no event more often than monthly) for all reasonable legal or other expenses incurred in connection with the investigation or defense of any such claim, action, investigation, inquiry or proceeding, notwithstanding the absence of any judicial determination as to the propriety or enforceability of the indemnifying party's obligation to reimburse the indemnified party for such expenses and notwithstanding the possibility that the obligations to pay such expenses might later have been held to be improper by a court of competent jurisdiction. To the extent that any such interim reimbursement is held to be improper, the indemnified party agrees to promptly return the amount so advanced to the indemnifying party, together with interest from the date of determination, compounded monthly, at the prime rate (or other commercial lending rate for borrowers of the highest credit standing) listed from time to time in The Wall Street Journal which represents the base rate on corporate loans posted by a substantial majority of the nation's thirty (30) largest banks. Any such interim reimbursement payments which are not made to the indemnified party within thirty (30) days of a request therefor shall bear interest at such prime rate from the date of such request. To the extent required by any underwriter in connection with the execution of any underwriting agreement pursuant to which the holders of Registrable Securities shall be selling any shares of Common Stock, the Parent shall agree to advancement of the expenses of such underwriter to at least the same extent as provided in this Section 3.7.

                     (g) Survival. The indemnity and contribution agreements contained in this Section 3.7 shall remain in full force and effect regardless of any investigation made by or on behalf of a participating holder of Registrable Securities, its officers, partners, directors, agents or any Person, if any, who controls such holder as aforesaid, and shall survive the transfer of such Securities by such holder.

           3.8       Holdback Agreements; Registration Rights to Others.

                     (a)  In   connection   with  each   underwritten   sale  of
           Registrable Securities, the Parent agrees, and each holder of Registrable Securities by acquisition of such Registrable Securities agrees, to enter into customary holdback agreements (for an aggregate period or periods not exceeding one hundred twenty (120) days in any period of three hundred sixty (360) days or, in the case of any Registration, such shorter time in which all securities purchased by the underwriters are actually sold) concerning the sale or distribution of Registrable Securities and other equity Securities of the Parent, except, in the case of any holder of Registrable
           Securities, to the extent that such holder is prohibited by applicable law or exercise of fiduciary duties from agreeing to withhold Registrable Securities from sale or is acting in its capacity as a fiduciary or investment adviser. Without limiting the scope of the term "fiduciary," a holder shall be deemed to be acting as a fiduciary or an investment adviser if its actions or the Registrable Securities proposed to be sold are subject to the Employee Retirement Income Security Act of 1974, as amended, or the Investment Company Act of 1940, as amended, or if such Registrable Securities are held in a separate account under applicable insurance law or regulation.

                     (b) If the Parent shall at any time after the date hereof provide to any holder of any Securities of the Parent rights with respect to the registration of such Securities under the Securities Act, such rights shall not be in conflict with or adversely affect any of the rights provided in this Section 3 to the holders of Registrable Securities.

           3.9       Availability of Information.

           At any time that any class of the Common  Stock is  registered  under section 12(b) or section 12(g) of the Exchange Act, the Parent will comply with the reporting requirements of sections 13 and 15(d) of the Exchange Act (whether or not it shall be required to do so pursuant to such Sections) and will comply with all other public information reporting requirements of the SEC from time to time in effect. In addition, the Parent shall file such reports and information, and shall make available to the public and to the holders of Purchaser Shares such information, as shall be necessary to permit such holders to offer and sell Issuable Shares pursuant to the provisions of Rules 144 and 144A promulgated under the Securities Act. The Parent will also cooperate with each such holder in supplying such information as may be necessary for such holder to complete and file any information reporting forms presently or hereafter required by the SEC as a condition to the availability of an exemption from the registration provisions of the Securities Act in connection with the sale of any Issuable Shares. The Parent will furnish to each such holder, promptly upon their becoming available, copies of all financial statements, reports, notices and proxy statements sent or made available generally by the Parent to its stockholders, and copies of all regular and periodic reports and all registration statements and prospectuses filed by the Parent with any securities exchange or with the SEC.

           3.10      Material Development Election.

           The Parent  shall be  entitled,  for a period of not more than ninety
(90) consecutive days, and on no more than one (1) occasion during any period of two hundred seventy (270) days, to require that the holders of Registrable
Securities refrain from effecting any distribution of their Registrable Securities pursuant to the Shelf Registration if the chief executive officer of the Parent determines in his reasonable good faith judgment that, in accordance with his understanding of the disclosure requirements of the United States federal securities laws, such distribution would require disclosure of any financing (other than a distribution of Securities under the Shelf Registration or any Incidental Registration), acquisition, disposition, corporate reorganization or other transaction or development involving the Parent or any Subsidiary that is or would be material to the Parent and that, in the reasonable good faith business judgment of such chief executive officer, such disclosure at such time would not be in the best interests of the Parent (a "Material Development Election"); provided, however, that the Company may not exercise its Material Development Election for a period of more than forty-five days between the Shelf Effective Date and the second anniversary of the date of issuance of the Registrable Securities. The Parent shall, as promptly as practicable, give the holders of Registrable Securities written notice of any Material Development Election. The Parent, as promptly as practicable following any determination that the holders may recommence sales under the Shelf Registration (but no later than the expiration of the applicable number of days after invoking such Material Development Election), shall notify all holders of Registrable Securities in writing of such determination.


4.         ANTI-DILUTION PROTECTION.

           4.1       Repurchases of Common Stock or Rights.

           In the event that the Parent shall repurchase, redeem, retire or otherwise acquire shares of Common Stock or Rights from any Affiliate of the Parent (other than repurchases of shares of Common Stock pursuant to and in compliance with the Serial Put Agreement) for a Consideration Per Share greater than the Closing Price in effect on the date prior to the date of such repurchase, redemption, retirement or acquisition, then the Parent shall issue and sell to each holder of Purchaser Shares an additional number of shares of Common Stock equal to the difference of:

                     (a)     the product of:

                             (i) the number of Purchaser Shares held by such holder of Purchaser Shares immediately prior to such event; multiplied by

                             (ii) the quotient of:

                                  (A)  the product of:

                                       (I)  the  Closing  Price in effect on the
                                  date immediately prior to the date of such event; multiplied by



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



                                       (II) the number of shares of Common Stock
                                  (calculated    on    a   Fully-Diluted  Basis)
                                  immediately after such event;

                     divided by

                                  (B)  the difference of:

                                       (I)  the product of:

                                            (1)  the  number of shares of Common
                                       Stock   immediately  prior to  such event
                                       (calculated  on  a  Fully-Diluted Basis);
                                       multiplied by

                                            (2)  the  Closing Price in effect on
                                       the date immediately prior to the date of such event;

                               minus

                                       (II) the Aggregate Consideration Paid;

           minus

                     (b) the number of Purchaser Shares held by such holder of Purchaser Shares immediately prior to such event;

in each case, at a price per share equal to the Purchase Price, as further provided in Section 4.4.

           In the event that any of the Aggregate Consideration Paid consists of Property other than cash, the value of such Property for purposes of computing the Aggregate Consideration Paid shall be determined by the Valuation Agent as of a date not more than thirty (30) days prior to the date of determination thereof and shall be set forth in a written certificate of the Valuation Agent which shall be delivered to the holders of the Purchaser Shares in the manner contemplated by Section 8.1.

           4.2       Issuances of Additional Common Stock or Rights.

           In the event that the Parent shall issue or sell shares of Additional Common Stock or Rights (excluding Excluded Securities) for no consideration or at a Consideration Per Share lower than the Closing Price in effect on the date prior to the date of such issuance or sale, then the Parent shall issue and sell to each holder of Purchaser Shares an additional number of shares of Common Stock equal to the difference of:

                     (a)     the product of:

                             (i) the number of Purchaser Shares held by such holder of Purchaser Shares immediately prior to such event; multiplied by

                             (ii) the quotient of:

                                  (A)  the sum of:

                                       (I)  the number of shares of Common Stock
                                  outstanding immediately prior to such event; plus

                                       (II) the  number of  shares of Additional
                                  Common Stock so issued or sold (or initially issuable pursuant to such Rights); divided by

                                  (B) the sum of:

                                       (I)  the number of shares of Common Stock
                                  outstanding immediately prior to such event; plus

                                       (II) the quotient of:

                                            (1)  the    Aggregate  Consideration
                                       Receivable; divided by

                                            (2)  the  Closing Price in effect on
                                       the   date   immediately   prior  to  the
                                       date of  such issuance or sale;

                     in each case immediately prior to such event;

minus

                     (b) the number of Purchaser Shares held by such holder of Purchaser Shares immediately prior to such event;

in each case, at a purchase price per share equal to the Purchase Price.

           In the event that any of the Aggregate Consideration Receivable consists of Property other than cash, the value of such Property for purposes of computing the Aggregate Consideration Receivable shall be determined by the Valuation Agent as of a date not more than thirty (30) days prior to the date of determination thereof and shall be set forth in a written certificate of the Valuation Agent which shall be delivered to the holders of the Purchaser Shares in the manner contemplated by Section 8.1.

           4.3       Notice of Issuance.

           Whenever the Parent becomes obligated to issue and sell additional shares of Common Stock to the holders of Purchaser Shares pursuant to the provisions of Section 4.1 or Section 4.2, the Parent shall promptly (but no later than five (5) Business Days, following the occurrence of such event) give to each holder of Purchaser Shares notice of such issuance and sale, and shall promptly deliver to each holder of Purchaser Shares a certificate of the chief financial officer of the Parent setting forth:

                     (a) a brief statement of the facts requiring such issuance;

                     (b) the computation of the Consideration Per Share and Closing Price used in connection with determining that such issuance and sale are necessary, and the number of shares repurchased or sold and the actual prices at which such repurchases or sales occurred (which computation, in the event of any dispute, shall be verified by the Valuation Agent at the expense of the Parent);

                     (c) for each holder, the number of Purchaser Shares held by such holder;

                     (d) for each holder, the number of shares of Common Stock to be issued pursuant to Section 4.1 or Section 4.2, as the case may be, to such holder, together with the computation of such number;

                     (e) for each holder, the aggregate Purchase Price for the shares to be issued and sold;

                     (f) the closing date for such sale, which shall be a date fixed by the Parent which is not less than ten (10) Business Days and not more than thirty (30) days after the date of such notice (the "Additional Sale Closing Date"); and

                     (g) a  description  of the closing  mechanics  set forth in
           Section 4.4.

           4.4       Closing of Issuance and Payment of Purchase Price.

           Each holder of Purchaser Shares shall make payment of the Purchase Price on the Additional Sale Closing Date of the aggregate Purchase Price for the additional shares of Common Stock to be issued pursuant this Section 4, which may be paid, as set forth below, in cash, in Notes or in a combination of cash and Notes. The Parent shall deliver to each holder of Purchaser Shares, against such wire transfer, a certificate or certificates representing the aggregate number of shares of Common Stock to be issued pursuant this Section 4. Notwithstanding the foregoing, no holder of Purchaser Shares shall have any liability to the Parent or any other holder of Purchaser Shares in respect of any failure to deliver the Purchase Price in connection with any issuance and sale of additional shares of Common Stock by the Parent pursuant to this Section 4; provided, however, that the Parent shall not be required to issue certificates representing any additional shares it is required to sell pursuant to this Section 4, and no holder of Purchaser Shares shall have any rights in respect of any such additional shares, until payment of the aggregate Purchase Price therefor is made by such holder.

                     (a) Payment in Cash. The holder of any Purchaser Shares may pay the aggregate Purchase Price for the additional shares of Common Stock being issued (and shall pay the excess of the Purchase Price for such shares over the amounts so deemed to be paid by tender of Notes pursuant to Section 4.4(b)) in cash or by certified or official bank check payable to the order of the Parent or by wire transfer of immediately available funds to the account of the Parent.

                     (b) Payment in Notes. To the extent that any holder of any Purchaser Shares surrenders with the certificates representing such Purchaser Shares any Note then held by such holder (or by an affiliate of such holder), such holder shall be deemed to have paid that portion of the Purchase Price equal to one hundred percent (100%) of the principal of such Note which the holder thereof directs the Parent to accept as payment of the Purchase Price, which Note shall be contributed to the Company and cancelled and not reissued by the Company. To the extent that the principal amount of such tendered
           Note is greater than the amount of the aggregate Purchase Price paid by surrender thereof, the Parent shall cause the Company shall deliver a new Note to the tendering holder thereof, in accordance with the provisions of the Note Agreement, in the principal amount equal to the amount not so applied to payment of the aggregate Purchase Price. At the time of the issuance of the additional shares of Common Stock pursuant hereto, the Company shall pay all accrued and unpaid interest on the principal amount of any Note of such holder cancelled pursuant to this Section 4.4(b) up to but excluding the date of such issuance. For purposes of Rule 144 under the Securities Act, 17 C.F.R. ss.230.144, the Parent and you agree that a tender of the principal of any Notes in payment of the aggregate Purchase Price in respect of additional shares shall not be deemed a prepayment of the Notes, but rather a conversion of such Notes, pursuant to the terms of the Notes, the Note Agreement and this Agreement, into such additional shares of Common Stock.

           4.5       Additional Agreements of the Parent.

           The Parent covenants and agrees that:

                     (a) The Parent shall not, by amendment to its certificate of incorporation, as in effect on the date hereof, or through any reorganization, transfer of assets, consolidation, merger, dissolution, liquidation, issuance or sale of Securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Parent, or which would have the effect of circumventing or avoiding the provisions of this Section 4.

                     (b) The Parent shall not amend the provisions of the Series IV Warrants or any other Rights or make any adjustment thereto (pursuant to any antidilution provision or otherwise) so as to reduce the Consideration Per Share applicable thereto, increase the number of shares issuable upon exercise thereof or otherwise change the economic terms (such as the purchase price, exercise price, conversion price or conversion ratio thereof). If, notwithstanding such prohibition, the Parent shall amend the provisions of the Series IV Warrants or any other any Rights or make any adjustment thereto (pursuant to any antidilution provision or otherwise) so as to reduce the Consideration Per Share applicable thereto, increase the number of shares issuable upon exercise thereof or otherwise change the economic terms (such as the purchase price, exercise price, conversion price or conversion ratio thereof), then, in addition to whatever other rights the holders of Purchaser Shares may have at law or in equity, the Parent shall issue additional shares of Common Stock to each of the holders of the Purchaser Shares, which numbers of shares shall be as near as appropriate and practical to those that would be required by the provisions of Section 4.1 through Section 4.2, inclusive, as are most nearly analogous to the effect of such amendment and as shall be fair and equitable, such number to be determined by the Valuation Agent. Notwithstanding the foregoing, the Parent may amend the provisions of the Share Purchase Rights or the Share Purchase Rights Agreement in any manner which treats alike all holders of the Common Stock (other than an "Acquiring Person," as defined in the Share Purchase Rights Agreement).

                     (c) In the event that any of the events described in any of
           Section 4.1 through Section 4.2, inclusive, give rise to an adjustment to the purchase, exercise or conversion price or conversion ratio, or number of shares of Common Stock issuable upon conversion or exercise, of any Rights, then the numbers of additional shares of Common Stock provided for in Section 4.1 through Section 4.2, inclusive, in respect of such event shall give effect both to the event giving rise to such issuance under this Agreement and to all such adjustments made in respect of such other Rights; provided, however, that no such issuance shall duplicate any issuance required to be made in respect thereof by virtue of the provisions of Section 4.5(b).

                     (d) The Parent shall not at any time increase the par value of the Common Stock.

5.         AGREEMENTS OF THE PARENT.

           5.1       CUSIP Number.

           The Parent covenants and agrees to maintain a CUSIP number in respect of the Common Stock from the CUSIP Service Bureau of Standard & Poor's, a division of McGraw-Hill, Inc.

           5.2       Financial and Business Information.

           The Parent shall deliver to each holder of Purchaser Shares:

                     (a) Quarterly Financial Statements - as soon as practicable after the end of each quarterly fiscal period in each fiscal year of the Parent (other than the last quarterly fiscal period of each such fiscal year), and in any event within fifty (50) days thereafter:

                               (i) a consolidated balance sheet as at the end of
                     such quarter; and

                               (ii) consolidated statements of income and retained earnings and cash flows for such quarter and (in the case of the second and third quarters) for the portion of the fiscal year ending with such quarter;

           in each case for the Parent and the Subsidiaries, setting forth in each case, in comparative form, the financial statements for the corresponding periods in the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP applicable to quarterly financial statements generally, and certified as complete and correct by a Senior Financial Officer; provided, that delivery of copies of the Parent's Quarterly Report on Form 10-Q or Form 10-QSB filed with the SEC within the time period specified above shall be deemed to satisfy the requirements of this Section 5.2 so long as such Quarterly Report contains or is accompanied by the information specified in this Section 5.2;

                     (b) Annual Financial Statements - as soon as practicable after the end of each fiscal year of the Parent, and in any event within one hundred five (105) days thereafter:

                               (i) a consolidated balance sheet as at the end of
                     such year; and

                               (ii)   consolidated   statements  of  income  and
                     retained earnings and cash flows for such year;

           in each case for the Parent and the Subsidiaries, setting forth in the case of each consolidated financial statement, in comparative form, the financial statement for the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP, and accompanied by an audit report thereon of independent certified public accountants of recognized national standing, which report shall state without qualification (including, without limitation, qualifications related to the scope of the audit, the compliance of the audit with generally accepted auditing standards, or the ability of the Parent or a material subsidiary thereof to continue as a going concern), that such financial statements have been prepared and are in conformity with GAAP; provided, that the delivery of the Parent's Annual Report on Form 10-K or Form 10-KSB for such fiscal year filed with the SEC within the time period specified above shall be deemed to satisfy the requirements of this Section 5.2(b) so long as such Annual Report contains or is accompanied by the reports and other information otherwise specified in this Section 5.2(b);

                     (c) SEC and Other Reports - promptly upon their becoming available:

                               (i) each financial statement,  report,  notice or
                     proxy statement sent by the Parent or any Subsidiary to stockholders generally;

                               (ii) each regular or periodic report  (including,
                     without limitation, each Form 10-K, Form 10-KSB, Form 10-Q, Form 10-QSB and Form 8-K), any registration statement which shall have become effective, and each final prospectus and all amendments thereto filed by the Parent or any Subsidiary with the SEC; and

                               (iii) all  press  releases  and other  statements
                     made available by the Parent or any Subsidiary to the public concerning material developments in the business of the Parent or the Subsidiaries; and

                     (d) Requested Information - with reasonable promptness, such other data and information as from time to time may be reasonably requested by any holder of Purchaser Shares.

           5.3       Inspection.

           The Parent will permit the representatives of each holder of Purchaser Shares to visit and inspect any of the Properties of the Parent or any of the Subsidiaries, to examine all their respective books of account, records, reports and other papers, to make copies and extracts therefrom, and to discuss their respective affairs, finances and accounts with their respective officers, partners employees and independent public accountants (and by this provision the Parent authorizes said accountants to discuss the finances and affairs of the Parent and the Subsidiaries) all at such reasonable times and as often as may be reasonably requested.


6.         RESTRICTIONS ON TRANSFER AND OTHER AGREEMENTS.

           6.1       Restrictions on Transfer.

           No holder of Purchaser Shares shall sell, assign, transfer or otherwise dispose of any Purchaser Shares to any transferee prior to the earlier to occur of December 31, 2000 and a Change in Control without the prior written consent of the Parent, which, in the case of a disposition in a private sale and not in a Public Offering or pursuant to Rule 144 under the Securities Act, shall not be unreasonably withheld. Notwithstanding the foregoing, any holder of a Purchaser Share shall be permitted to pledge or otherwise grant a Lien in and to such Purchaser Shares (including, without limitation, pledging such Purchaser Shares to a trustee for the benefit of certain secured noteholders pursuant to documents relating to the financing of such holder or to one or more banks or other institutions providing financing in connection with the purchase by such holder of such Purchaser Shares), and, upon due foreclosure of any such pledge, the Parent agrees to permit the registration of such Purchaser Shares in the name of such pledgee and to permit such pledgee to sell such Purchaser Shares, at private sale, in a foreclosure sale.

           6.2       Legending of Certificates.

           Each certificate representing any Purchaser Shares prior to December 31, 2000 shall bear the following legend:

           "THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS OF AN INVESTORS RIGHTS AGREEMENT, DATED AS OF JUNE 29, 1999, THE PROVISIONS OF WHICH ARE INCORPORATED HEREIN BY REFERENCE. SUCH AGREEMENT CONTAINS, AMONG OTHER PROVISIONS, PROVISIONS WHICH LIMIT THE TRANSFER OF THIS SECURITY. A COPY OF SUCH AGREEMENT IS AVAILABLE FROM THE PARENT UPON REQUEST."

At any time on or after December 31, 2000, each holder of Purchaser Shares shall be entitled to receive from the Parent, in exchange for any certificate representing Purchaser Shares and bearing such legend, a replacement certificate not bearing such legend, without any charge to such holder.

         6.3 Securities Act Restrictions; Legend. The Parent shall not register any transfer of Purchaser Shares if it has reason to believe that such transfer is being requested in violation of the registration requirements of section 5 of the Securities Act. Each certificate representing a Registrable Securities prior to the effectiveness of the Shelf Registration shall be stamped or otherwise imprinted with a legend in substantially the following form:

           "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE OFFERED OR SOLD EXCEPT IN A TRANSACTION REGISTERED UNDER SUCH ACT OR PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT."

At any time on or after December 31, 2000 or, if a Change in Control shall have happened prior to such date, on the later of the Shelf Effective Date and the date of such Change in Control, each holder of Purchaser Shares shall be entitled to receive from the Parent, in exchange for any certificate representing Purchaser Shares and bearing such legend, a replacement certificate not bearing such legend, without any charge to such holder.

           6.4       Termination of Restrictions.

                     (a) Shares Sold to Public. So long as a holder of Purchaser Shares is in compliance with this Agreement, each and all of the provisions of this Agreement shall terminate immediately as to any of such holder's Purchaser Shares (but this Agreement shall remain in force with respect to any remaining Purchaser Shares):

                               (i) when  such  Purchaser  Shares  have been both
                     effectively registered under the Securities Act and disposed of in accordance with the registration statement covering such Purchaser Shares; or

                               (ii) when they shall have been distributed to the
                     public pursuant to Rule 144 (or any successor provision) under the Securities Act; or

                               (iii) when they shall have been otherwise transferred and subsequent disposition of them shall not require registration or qualification under the Securities Act or any similar state law then in force.

                     (b) Offer to Purchase on Change In Control. The provisions of Section 2.1, Section 2.2, Section 2.3, Section 2.4 and Section 2.5 shall terminate on the Shelf Effective Date.

Whenever such restrictions shall terminate as to any Issuable Shares, the holder thereof shall be entitled to receive from the Parent, without expenses (other than transfer taxes, if any, in connection with any change of registered holder), new Issuable Shares of like tenor not bearing the applicable legends set forth in Section 6.2 or Section 6.3 hereof.

7.         DEFINED TERMS.

           7.1       Terms Defined.

           As used herein, the following terms have the respective meanings set forth below or set forth in the Section hereof following such term:

           Acceptable Control Person - means any Person or Group who were the beneficial owners of a majority of the Voting Stock or other voting equity interest in a Person which became a Subsidiary (by acquisition of the Capital Stock of such Person, merger or consolidation with a Subsidiary, acquisition of Property of such Person or otherwise) immediately prior to the acquisition of such Subsidiary by the Parent or a Subsidiary, and who received, whether prior to, on or after the Closing Date, Common Stock in respect of the transfer of such ownership.

           Additional Common Stock - means Common Stock, including treasury shares, issued after the date hereof.

           Additional Sale Closing Date - Section 4.3(f).

           Affiliate - means, at any time, a Person (other than a Subsidiary):

                     (a) that directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with, the Parent;

                     (b) that beneficially owns or holds five percent (5%) or more of any class of the Voting Stock of the Parent;

                     (c) five percent (5%) or more of the Voting Stock (or in the case of a Person that is not a corporation, five percent (5%) or more of the equity interest) of which is beneficially owned or held by the Parent or a Subsidiary; or

                     (d) that is an officer or director of the Parent or any Subsidiary;

at such time; provided, however, that none of the Purchasers nor any affiliate of any Purchaser shall be deemed to be an "Affiliate," and no Person holding any Purchaser Shares shall be deemed to be an "Affiliate" solely by virtue of the ownership of such securities.

As used in this definition,

                     control - means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

           Agreement - the introductory paragraph hereof.

           Aggregate Consideration Paid - means, in the case of a repurchase, redemption, retirement or acquisition of shares of Common Stock, the aggregate amount paid by the Parent in connection therewith and, in the case of a repurchase, redemption, retirement or acquisition of Rights, the sum of:

                     (a) the aggregate amount paid by the Parent for such Rights; plus

                     (b) the aggregate consideration or premiums stated in such Rights to be payable for the shares of Common Stock covered thereby.

           For purposes of clause (a) above, in the event of the repurchase, redemption, retirement or acquisition of any Rights together with other Securities or obligations of the Parent or any other Person in which the purchase price for the Rights and such other Securities or obligations is expressed as a single purchase price (including, without limitation, upon the repurchase, redemption, retirement or acquisition of Preferred Stock or debt Securities which are convertible into Common Stock), the aggregate amount paid by the Parent for such Rights shall include only the portion of such single purchase price attributable to such Rights, and not the portion attributable to such other Securities or obligations. The portion of such purchase price attributable to such Rights in such case shall be equal to the product of:

                     (i)       such single purchase price; multiplied by

                     (ii)      the quotient of:

                               (A) the fair market value (as  determined  by the
                     Valuation Agent) of such Right, independent of the value of such other securities or obligations (computed using the Black-Scholes option pricing model or such other pricing model as the Valuation Agent determines is appropriate, and applying such reasonable assumptions concerning price variances with respect to the Common Stock and such other variables as the Valuation Agent considers appropriate); divided by

                               (B) the fair market value (as  determined  by the
                     Valuation Agent) of such Right together with such other securities or obligations (computed using such methodology and making such assumptions as the Valuation Agent determines is appropriate).

           Aggregate Consideration Receivable - means, in the case of an issuance or sale of shares of Additional Common Stock, the aggregate amount paid to the Parent in connection therewith and, in the case of an issuance or sale of Rights, or any amendment thereto, the sum of:

                     (a) the aggregate amount paid to the Parent for such Rights; plus

                     (b) the aggregate consideration or premiums stated in such Rights to be payable for the shares of Additional Common Stock covered thereby;

in each case without deduction for any fees, expenses or underwriters discounts.

           For purposes of clause (a) above, in the event of the issuance or sale of any Rights together with other Securities or obligations of the Parent or any other Person in which the purchase price for the Rights and such other Securities or obligations is expressed as a single purchase price (including, without limitation, upon the issuance or sale of Preferred Stock or debt Securities which are convertible into Common Stock), the aggregate amount paid to the Parent for such Rights should include only the portion of such single purchase price attributable to such Rights, and not the portion attributable to such other Securities or obligations. The portion of such purchase price attributable to such Rights in such case shall be equal to the product of:

                     (i)       such single purchase price; multiplied by

                     (ii)      the quotient of:

                               (A) the fair market value (as  determined  by the
                     Valuation Agent) of such Right, independent of the value of such other securities or obligations (computed using the Black-Scholes option pricing model or such other pricing model as the Valuation Agent determines is appropriate, and applying such reasonable assumptions concerning price variances with respect to the Common Stock and such other variables as the Valuation Agent considers appropriate); divided by

                               (B) the fair market value (as  determined  by the
                     Valuation Agent) of such Right together with such other securities or obligations (computed using such methodology and making such assumptions as the Valuation Agent determines is appropriate).

           Beneficial Owner - has the meaning contemplated by Rule 13d-3 under the Exchange Act.

           Business Day - means a day other than a Saturday, a Sunday or a day on which banks in the State of New York are required or permitted by law (other than a general banking moratorium or holiday for a period exceeding four (4) consecutive days) to be closed.

           Capital Stock - means any class of preferred, common or other capital stock, share capital or similar equity interest of a Person including, without limitation, any partnership interest in any partnership or limited partnership and any membership interest in any limited liability company.

           Change in Control - means, at any time, the occurrence of any one or more of the following events:

                     (a) any Person other than an Acceptable Control Person, or any Group other than a Group composed solely of Acceptable Control Persons, shall be or have become Beneficial Owners of Common Stock, Rights or other Voting Stock of the Parent of more than thirty-five percent (35%) (by percentage of votes) on a Partially Diluted Basis of the Voting Stock of the Parent outstanding at such time;

                     (b) an Acceptable Control Person, or any Group composed solely of Acceptable Control Persons, shall be or have become Beneficial Owners of Common Stock, Rights or other Voting Stock of the Parent of fifty percent (50%) (by percentage of votes) or more on a Partially Diluted Basis of the Voting Stock of the Parent outstanding at such time;

                     (c) the Parent shall fail at any time, either directly or indirectly through Finance, to hold one hundred percent (100%) of the Capital Stock of the Company (including, without limitation, all Voting Stock of the Company) and one hundred percent (100%) of the Rights exercisable or convertible into Capital Stock of the Company;

                     (d) any one Person or Group shall have nominated, elected or named, or shall have obtained the right or ability to nominate, elect or name, whether by contract, as Beneficial Owners of Voting Stock of the Parent or otherwise, a majority of the board of directors of the Parent or of the Company, or Persons serving similar functions; or

                     (f) a sale, lease, conveyance, or other transfer, in a single transaction or series of related transactions, of all or substantially all of the Property of either the Parent or the Company shall occur.

           Change in Control Notice Event - means:

                     (a) the execution of any written agreement which, when fully performed by the parties thereto, would result in a Change in Control; or

                     (b) the making of any written offer by any Person or Group to the holders of any Voting Stock which offer, if accepted by the requisite number of such holders, would result in a Change in Control.

           Change in Control Payment Date -  Section 2.2.

           Closing Price - means, on any date with respect to any share of Common Stock:

                     (a) the last sale price, regular way, on such date or, if no such sale takes place on such date, the average of the closing bid and asked prices on such date, in each case as officially reported on the principal national securities exchange on which the Common Stock is then listed or admitted to trading; and

                     (b) if the Common Stock is not then listed or admitted to trading on any national securities exchange, but is listed on the NASDAQ National Market or the NASDAQ SmallCap Market, as the case may be, the last trading price of the Common Stock on such date as reported by NASDAQ, or if there shall have been no trading on such date, the average of the reported closing bid and asked prices on such date as shown by NASDAQ.

           Common Shares - means the six hundred eighty thousand (680,000) shares of the Common Stock issued to the Purchasers pursuant to the Securities Purchase Agreement.

           Common Stock - means the Common Stock, par value $0.001 per share, of the Parent, together with the associated Share Purchase Rights, for so long as such Share Purchase Rights shall remain attached thereto pursuant to the terms of the Share Purchase Rights Agreement.

           Companies Registration Scheme - means an amendment or amendment to the Securities Act (whether by statutory amendment, amendment of the rules and regulations thereunder or both), such as, without limitation, as proposed in the Report of the Advisory Committee on the Capital Formation and Regulatory Processes of the Securities and Exchange Commission, dated July 24, 1996, pursuant to which:

                     (a) issuers of  Securities  are  permitted  to register all
           issuances  of  securities  on  an  integrated  company   registration
           statement; and

                     (b)  under  the   provisions   of  such   amendment,   such
           registration could cover the reoffering or resale by the holders thereof of Registrable Securities..

           Company - means Questron Operating Company, Inc., an indirect wholly-owned subsidiary of the Parent.

           Consideration Per Share - means, with respect to shares of Common Stock or Rights, the quotient of:

                     (a) the Aggregate Consideration Paid (in the case of a repurchase, redemption, retirement or other acquisition for value of Common Stock or Rights) or the Aggregate Consideration Receivable (in the case of an issuance or sale of Common Stock or Rights by the Parent), as the case may be, in respect of such shares of Common Stock or such Rights; divided by

                     (b) the total number of such shares of Common Stock or, in the case of Rights, the total number of shares of Common Stock into which such Rights are exercisable or convertible.

           Exchange  Act -  means  the  Securities  Exchange   Act of  1934,  as
amended, and the rules and regulations of the SEC promulgated thereunder.

           Excluded Securities - means and includes:

                     (a) shares of Common Stock or Rights issued in any of the transactions described in Section 4.1 through Section 4.2, inclusive, hereof, and in respect of which additional shares of Common Stock have been issued pursuant to such Section;

                     (b) shares of Common Stock issuable upon exercise of the Series IV Warrants or any other Rights outstanding on the date hereof, pursuant to the terms of the Series IV Warrants or such Rights as in effect on the date hereof and without any amendment thereto;

                     (c) shares of Common Stock or Rights issued to the public in a bona fide public offering registered under the Securities Act to Persons other than:

                               (i)   Affiliates;

                               (ii)  employees of the Parent or any  Subsidiary;
                     or

                               (iii) existing holders of Common Stock or Rights;

                     (d) shares of Common Stock issued to Persons (other than the Parent or any Subsidiary or Affiliate) selling all or substantially all of the Property of any business, or all of the Capital Stock of any Person, to the Parent or any wholly-owned Subsidiary, or issued to the former stockholders of any corporation with which any Subsidiary shall have merged, in any case, as a part of the consideration paid to such Persons in connection with the acquisition by the Parent or such Subsidiary of such business or Person; provided, however, that such transaction was negotiated at arm's length in good faith by the Parent;

                     (e) following the Lock-Up Termination Date, shares of Common Stock or Rights issued in any other bona fide sale transaction not requiring registration under the Securities Act to Persons other than:

                               (i)   Affiliates;

                               (ii)  employees of the Parent or any  Subsidiary;
                     or

                               (iii) existing holders of Common Stock or Rights;
                     and

                     (f) Rights consisting of employee stock options granted with an exercise price not less than the Closing Price thereof as of the date prior to the date of the grant, and shares of Common Stock issued upon exercise of such Rights, issued to employees, consultants or independent contractors of the Parent pursuant to any stock option plan approved by the Board of Directors at any time, so long as, and to the extent that:

                               (i) the  aggregate  number  of  shares  of Common
                     Stock issuable upon exercise of such stock options (whether or not then currently exercisable) at such time, together with all shares of Common Stock previously issued upon exercise of such stock options, does not exceed fifteen percent (15%) of the outstanding number of shares of Common Stock at any time; and

                               (ii) no other  holder of any  Rights or any other
                     Securities of the Parent shall have the right to any preemptive, subscription or similar right in respect of such issuance.

           Fair Value - means, with respect to any share of Common Stock, the quotient of:

                     (a) the fair salable value of the Parent, as a going concern, giving effect to all Property thereof and subject to all liabilities thereof, that would be realized in an arm's length sale between an informed and willing buyer and an informed and willing seller, under no compulsion to buy or sell, respectively, as of a date that is within fifteen (15) days of the date as of which the determination is to be made, determined by the Valuation Agent, such determination to be made without regard to the absence of a liquid or ready market for such Common Stock; divided by

                     (b) the total number of shares of Common Stock outstanding at such time.

           Finance - means Questron Finance Corp., a Delaware corporation, a wholly-owned subsidiary of the Parent and parent of the Company.

           Fully Diluted Basis - means, with respect to any calculation of the number of shares of Common Stock at any time, the sum of:

                     (a) the number of shares of Common Stock outstanding at such time; plus

                     (b) the aggregate number of shares of Common Stock issuable upon the exercise, conversion or exchange, as the case may be, of all Rights outstanding at such time, regardless of whether such Rights are then exercisable, convertible or exchangeable and regardless of whether the consideration given up by the holder of such Right in connection with the exercise, conversion or exchange thereof would exceed the value of the Common Stock received upon such exercise, conversion or exchange.

           GAAP - means accounting principles as promulgated from time to time in statements, opinions and pronouncements by the American Institute of Certified Public Accountants and the Financial Accounting Standards Board and in such statements, opinions and pronouncements of such other entities with respect to financial accounting of for-profit entities as shall be accepted by a substantial segment of the accounting profession in the United States of America.

           Group - means two (2) or more Persons acting as a partnership, limited partnership, syndicate or other group for the purpose of acquiring, holding or disposing of Securities of an issuer, as contemplated by section 13(d)(3) of the Exchange Act.

           Incidental Registration - Section 3.1.

           Issuable Share - means and includes at any time:

                     (a) a share of issued and outstanding Common Stock; and

                     (b) a Right and (without duplication) all shares of Common Stock issuable upon exercise of such Right, in each case at such time.

For purposes of this definition of "Issuable Share", a Right to acquire one share of Common Stock shall constitute one Issuable Share, and a Person shall be deemed to own an Issuable Share if such Person has a Right to acquire such share whether or not such Right is exercisable at such time.

           Lock-Up Termination Date - means the later to occur of the Shelf Effective Date and the date upon which the restrictions on transfer of the Purchaser Shares pursuant to Section 6.1 shall terminate (whether by the terms of Section 6.1 or by waiver thereof).

           Market Price - means, per share of Common Stock, as of any date of determination, the arithmetic mean of the daily Closing Prices for the twenty
(20) consecutive trading days before such date of determination; provided that if no Common Stock is then neither listed or admitted to trading on any national securities exchange, the NASDAQ National Market or the NASDAQ SmallCap Market, then "Market Price" means the Fair Value of one share of Common Stock, as determined by the Valuation Agent as of the date of determination.

           Material Development Election - Section 3.10.

           National Market System Security - has the meaning ascribed thereto in Rule 11Aa2-1 under the Exchange Act.

           NASD - means the National Association of Securities Dealers, Inc.

           NASDAQ - means the NASDAQ Stock Market, Inc., a subsidiary of the NASD.

           NASDAQ National Market - has the meaning ascribed thereto in Rule 4200(r) of the NASDAQ.

           NASDAQ SmallCap Market - has the meaning ascribed thereto in Rule 4200(t) of the NASDAQ.

           Note Agreement - means the Note Agreement, of even date herewith, among the Company and the Purchasers, pursuant to which the Notes are governed.

           Notes - means each of the 14.50% Senior Subordinated Notes due June 30, 2005 of the Company issued pursuant to the Note Agreement.

           Other Stockholders - means and includes, at any time, all holders of Issuable Shares at such time (other than the holders of Purchaser Shares).

           Parent - the introductory paragraph.

           Partially Diluted Basis - means, with respect to any calculation of the number of shares of Voting Stock of any Person held by another Person at any time, the sum of:

                     (a) the number of shares of Voting Stock (by number of votes) outstanding at such time; plus

                     (b) the aggregate number of shares of Voting Stock issuable upon the exercise, conversion or exchange, as the case may be, of all Rights held by such Person (but not any other Rights) at such time which are then currently exercisable or may become exercisable within sixty (60) days into Voting Stock.

           Person   - means an  individual,  partnership,  corporation,  limited liability company, trust, unincorporated organization, or a government or agency or political subdivision thereof.

           Preferred  Stock -  means,  with  respect to any Person,  all Capital
Stock of such Person of any class which is preferred, as to payment of dividends, payment upon a liquidation or dissolution of such Person or both, over the common stock of such Person. When used herein without any modifier, "Preferred Stock" means Preferred Stock of the Parent.

           Property - means any and all interests in any kind of property of asset whatsoever, whether real, personal or mixed and whether tangible or intangible.

           Proportionate Number - with respect to any holder of Purchaser Shares, means the product of:

                     (a) the aggregate number of Purchaser Shares held by such holder; multiplied by

                     (b) the quotient of:

                               (i) the aggregate principal amount of Notes which
                     the Company has elected to prepay; divided by

                               (ii) the aggregate principal amount of Notes outstanding immediately prior to such prepayment.

           Public Offering - shall mean, with respect to any Issuable Shares, any sale in a transaction either registered under, or requiring registration under, section 5 of the Securities Act.

           Purchase Price - means, with respect to any share (or shares) of Common Stock, the par value (or aggregate par value) thereof.

           Purchasers -  the introductory paragraph hereof.

           Purchaser Shares -  means the following, without duplication:

                     (a) all the Common Shares;

                     (b) any additional shares of Common Stock issued to the holders of any Common Shares pursuant to Section 4; and

                     (c) any shares of Common Stock into which any such shares of Common Stock shall have been converted, exchanged or recapitalized at any time.

           Put Option - means the option of each holder of Purchaser Shares to have such Purchaser Shares purchased by the Parent pursuant to Section 1.

           Put Repurchase Date - Section 1.2.

           Registrable Securities  - means, at any time, and Purchaser Shares at
such  time;  provided,   however,  that  Purchaser  Shares  shall  cease  to  be
Registrable Securities:

                     (a) when a registration statement with respect to the sale of such Securities shall have become effective under the Securities Act and such Securities shall have been disposed of in accordance with such registration statement;

                     (b) when they  shall  have been  distributed  to the public
           pursuant  to  Rule  144  (or  any  successor   provision)  under  the
           Securities Act;

                     (c) when they shall have been otherwise transferred and subsequent disposition of them shall not require registration or qualification under the Securities Act or any similar state law then in force; or

                     (d) when they shall have ceased to be outstanding.

           Registration - means the Shelf Registration and each Incidental Registration.

          Registration Expenses - means all expenses incident to the Parent's performance of or compliance with compliance with Section 3.1 through Section 3.5, inclusive, including, without limitation:

                     (a) all registration and filing fees;

                     (b) fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities);

                     (c) expenses of printing certificates for the Registrable Securities in a form eligible for deposit with The Depositary Trust Company;

                     (d) messenger and delivery expenses;

                     (e) internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties);

                     (f) fees and disbursements of counsel for the Parent and its independent certified public accountants (including the expenses of any management review, cold comfort letters or any special audits required by or incident to such performance and compliance);

                     (g) securities acts liability insurance (if the Parent elects to obtain such insurance);

                     (h) the reasonable fees and expenses of any special experts retained by the Parent in connection with such registration;

                     (i) fees and expenses of other Persons retained by the Parent; and

                     (j) reasonable fees and expenses of one (1) counsel for holders of Registrable Securities, selected by the Requisite Holders;

but not including any underwriting fees, discounts or commissions attributable to the sale of Registrable Securities or any other selling expenses, discounts or commissions incurred in connection with the sale of Registrable Securities.

           Required Holders - means, at any time, the holders (other than the Parent or any Affiliate or Subsidiary) of at least a majority of the Purchaser Shares at such time (excluding any Purchaser Shares held directly or indirectly by the Parent or any Subsidiary).

           Requisite Holders - means, with respect to any registration or proposed registration of Registrable Securities pursuant to Section 3 hereof, any holder or holders (other than the Parent or any Affiliate or Subsidiary) holding at least a majority of the shares of Registrable Securities (excluding any shares of Registrable Securities directly or indirectly held by the Parent or any Affiliate or Subsidiary) to be so registered.

           Right - means and includes any warrant, option or other right to acquire Common Stock and including, without limitation, and any right pursuant to the provisions of any Security convertible or exchangeable into Common Stock to acquire Common Stock.

           SEC - means, at any time, the Securities and Exchange Commission or any other federal agency at such time administering the Securities Act.

           Securities Act - means the Securities Act of 1933, as amended, and the rules and regulations of the SEC promulgated thereunder.

           Securities Purchase Agreement - means, collectively, each of the several substantially identical Securities Purchase Agreements, of even date herewith, among the Parent, the Company and each of the Purchasers, pursuant to which the Common Shares and the Notes were issued to the Purchasers.

           Security - means "security" as defined by Section 2(1) of the Securities Act.

           Senior Agent - has the meaning set forth in the Note Agreement.

           Senior Credit Facility - has the meaning set forth in the Note Agreement.

           Serial Put Agreement - means the Serial Put Agreement, entered into as of September 22, 1997, among the Parent, Doug Zadow and Terry Bastian.

           Share Purchase Rights - means the preferred share purchase rights issued pursuant to the Share Purchase Rights Agreement.

           Share Purchase Rights Agreement - means the Rights Agreement, dated as of October 23, 1998, between the Parent and American Stock Transfer & Trust Company, as Rights Agent, as amended and modified from time to time in accordance with its terms.

           Shelf Effective Date - means June 30, 2000.

           Shelf Effective Period - Section 3.2(a).

           Shelf   Termination   Date  -  means,   with  respect  to  the  Shelf
Registration, the earlier of:

                     (a) the first date upon which no Registrable Securities remain; and

                     (b) the first date after June 30, 2002 upon which the aggregate number of Registrable Securities comprises less than ten percent (10%) of the aggregate number of outstanding shares of Common Stock on such date.

           Shelf Registration - Section 3.2(a).

           Subsidiary - means, as to any Person, any corporation in which such Person or one or more Subsidiaries of such Person or such Person and one or more Subsidiaries of such Person owns sufficient voting securities to enable it or them (as a group) ordinarily, in the absence of contingencies, to elect a majority of the directors (or Persons performing similar functions) of such corporation. The term "Subsidiary," as used herein without reference to any Person, shall mean a Subsidiary of the Parent, and shall include, without limitation, the Company.

           Valuation Agent - means a firm of independent certified public accountants, an investment banking firm or a securities rating service (which firm or service shall own no Securities of, and shall not be an Affiliate, Subsidiary or a related Person of, the Parent) of recognized national standing retained by the Parent and reasonably acceptable to the Required Holders.

           Voting Stock - means, with respect to any corporation, any shares of stock of such corporation whose holders are entitled under ordinary circumstances to vote for the election of directors of such corporation (irrespective of whether at the time stock of any other class or classes shall have or might have voting power by reason of the happening of any contingency) and, in the case of the Parent, shall include the Common Stock.

           7.2       Accounting Principles.

                     (a) Generally. Unless otherwise provided herein, all financial statements delivered in connection herewith will be prepared in accordance with GAAP. Where the character or amount of any asset or liability or item of income or expense, or any consolidation or other accounting computation is required to be made for any purpose hereunder, it shall be done in accordance with GAAP; provided, however, that if any term defined herein includes or excludes amounts, items or concepts that would not be included in or excluded from such term if such term were defined with reference solely to GAAP, such term will be deemed to include or exclude such amounts, items or concepts as set forth herein.

                     (b) Consolidation.  Whenever  accounting amounts of a group of Persons are to be determined "on a consolidated basis" it shall mean that, as to balance sheet amounts to be determined as of a specific time, the amount that would appear on a consolidated balance sheet of such Persons prepared as of such time, and as to income statement amounts to be determined for a specific period, the amount that would appear on a consolidated income statement of such Persons prepared in respect of such period, in each case with all transactions among such Persons eliminated, and prepared in accordance with GAAP except as otherwise required hereby.

                     (c) Currency. With respect to any determination, consolidation or accounting computation required hereby, any amounts not denominated in the currency in which this Agreement specifies shall be converted to such currency in accordance with the requirements of GAAP (as such requirements relate to such determination, consolidation or computation) and, if no such requirements shall exist, converted to such currency in accordance with normal banking procedures, at the closing rate as reported in The Wall Street Journal published most recently as of the date of such determination, consolidation or computation or, if no such quotation shall then be available, as quoted on such date by any bank or trust company reasonably acceptable to the Required Holders.

           7.3       Directly or Indirectly.

           Where any provision herein refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person, including actions taken by or on behalf of any partnership in which such Person is a general partner.

           7.4       Section Headings and Table of Contents and Construction.

                     (a) Section Headings and Table of Contents, etc. The titles of the Sections of this Agreement and the Table of Contents of this Agreement appear as a matter of convenience only, do not constitute a part hereof and shall not affect the construction hereof. The words "herein," "hereof," "hereunder" and "hereto" refer to this Agreement as a whole and not to any particular Section or other subdivision. References to Sections are, unless otherwise specified, references to Sections of this Agreement. References to Annexes and Exhibits are, unless otherwise specified, references to Annexes and Exhibits attached to this Agreement.

                     (b) Construction. Each covenant contained herein shall be construed (absent an express contrary provision herein) as being independent of each other covenant contained herein, and compliance with any one covenant shall not (absent such an express contrary provision) be deemed to excuse compliance with one or more other covenants.

           7.5       Governing Law.

           THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ANY CONFLICTS OF LAW RULES WHICH WOULD REQUIRE THE APPLICATION OF THE LAW OF ANY OTHER JURISDICTION.

8.         MISCELLANEOUS.

           8.1       Notices.

                     (a) Method; Address. All communications hereunder shall be in writing and shall be delivered either by nationwide overnight courier or by facsimile transmission (confirmed by delivery by nationwide overnight courier sent on the day of the sending of such facsimile transmission). Communications to the Parent shall be addressed as set forth on Annex 2, or at such other address of which the Parent shall have notified each holder of Purchaser Shares. Communications to the holders of the Purchaser Shares shall be addressed as set forth on Annex 1 by such holder, or at such other address of which such holder shall have notified the Parent, and the Parent shall, or shall cause the transfer agent for the Common Stock to, record such address in the share register for the Common Stock.

                     (b) When Given. Any communication addressed and delivered as herein provided shall be deemed to be received when actually delivered to the address of the addressee (whether or not delivery is accepted) or received by the telecopy machine of the recipient. Any communication not so addressed and delivered shall be ineffective.

                     (c) Service of Process. Notwithstanding the foregoing provisions of this Section 8.1, service of process in any suit, action or proceeding arising out of or relating to this agreement or any document, agreement or transaction contemplated hereby, or any action or proceeding to execute or otherwise enforce any judgment in respect of any breach hereunder or under any document or agreement contemplated hereby, shall be delivered in the manner provided in
           Section 8.6(c).

           8.2       Reproduction of Documents.

           This Agreement and all documents relating hereto, including, without limitation, consents, waivers and modifications that may hereafter be executed, documents received by you at the closing of your purchase of the Common Shares (except the share certificates themselves), and financial statements, certificates and other information previously or hereafter furnished to any holder of Purchaser Shares may be reproduced by the Parent or any holder of Purchaser Shares by any photographic, photostatic, microfilm, micro-card, miniature photographic, digital or other similar process and each holder of Purchaser Shares may destroy any original document so reproduced. Any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by the Parent or such holder of Purchaser Shares in the regular course of business) and any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence. Nothing in this Section 8.2 shall prohibit the Parent or any holder of Purchaser Shares from contesting the accuracy or validity of any such reproduction.

           8.3       Survival; Entire Agreement.

           All warranties, representations, certifications and covenants contained herein, in the Securities Purchase Agreement or in any certificate or other instrument delivered hereunder shall be considered to have been relied upon by the other parties hereto and shall survive the delivery to you of the Common Shares regardless of any investigation made by or on behalf of any party hereto. All statements in any certificate or other instrument delivered pursuant to the terms hereof or of the Securities Purchase Agreement shall constitute warranties and representations hereunder. All obligations hereunder (including, without limitation, reimbursement obligations in respect of costs, expenses and fees) shall survive the termination hereof. Subject to the preceding sentence, this Agreement, the Purchaser Shares and the other Financing Documents embody the entire agreement and understanding among the Parent and the Purchasers, and supersede all prior agreements and understandings, relating to the subject matter hereof.

           8.4       Successors and Assigns.

           This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto. The provisions hereof are intended to be for the benefit of all holders, from time to time, of Purchaser Shares, and shall be enforceable by any such holder whether or not an express assignment to such holder of rights hereunder shall have been made by any holder. Anything contained in this Section 8.4 notwithstanding, the Parent may not assign any of its respective rights, duties or obligations hereunder or under any of the other Financing Documents without the prior written consent of all holders of Purchaser Shares. Any holder of a Purchaser Share shall be permitted to pledge or otherwise grant a pledge in and to such Purchaser Shares (including, without limitation, pledging such Purchaser Shares to a trustee for the benefit of certain secured noteholders pursuant to documents relating to the financing of such holder or to one or more banks or other institutions providing financing in connection with the purchase by such holder of such Purchaser Share); provided, however, that any such pledgee shall not be considered a holder hereunder until it shall have foreclosed upon such Purchaser Shares in accordance with applicable law and informed the Parent in writing, of the same.

           8.5       Amendments and Waivers.

           This Agreement may be amended, and the observance of any term hereof may be waived, with (and only with) the written consent of the Parent and the Required Holders; provided, however, that compliance by the Parent with the provisions of Section 3 hereof, with respect to any particular registration, may be waived by the Requisite Holders and provided, further, that no such amendment or waiver shall, without the written consent of the holders of all Purchaser Shares (exclusive of Purchaser Shares held by the Parent, any Subsidiary or any Affiliate), amend or waive the provisions of this Section 8.5; and provided further that the Company and the Required Holders shall not amend, modify, waive or supplement any provision of Section 1.5 or Section 2.6 which in any way affects the rights of the lenders under the Senior Credit Agreement without the express written consent of the Senior Agent.

           8.6       Expenses.

           The Parent shall pay when billed the reasonable costs and expenses (including reasonable attorneys' fees) incurred by the holders of the Purchaser Shares in connection with the consideration, negotiation, preparation or execution of any amendments, waivers, consents, standstill agreements and other similar agreements with respect to this Agreement, the Charter or any other Financing Document (whether or not any such amendments, waivers, consents, standstill agreements or other similar agreements are executed).

           8.7       Waiver of Jury Trial; Consent to Jurisdiction; Etc.

                     (a) Waiver of Jury Trial. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE PARTIES HERETO VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT ANY OF THEM MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE DOCUMENTS, AGREEMENTS OR TRANSACTIONS CONTEMPLATED HEREBY.

                     (b) Consent to Jurisdiction. ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE DOCUMENTS, AGREEMENTS OR TRANSACTIONS CONTEMPLATED HEREBY OR ANY ACTION OR PROCEEDING TO EXECUTE OR OTHERWISE ENFORCE ANY JUDGMENT IN RESPECT OF ANY BREACH UNDER THIS AGREEMENT OR ANY DOCUMENT OR AGREEMENT CONTEMPLATED HEREBY MAY BE BROUGHT BY SUCH PARTY IN ANY FEDERAL DISTRICT COURT LOCATED IN NEW YORK CITY, NEW YORK OR ANY NEW YORK STATE COURT LOCATED IN NEW YORK CITY, NEW YORK AS SUCH PARTY MAY IN ITS SOLE DISCRETION ELECT, AND BY THE EXECUTION AND DELIVERY OF THIS AGREEMENT, THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMIT TO THE NON-EXCLUSIVE IN PERSONAM JURISDICTION OF EACH SUCH COURT, AND EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES AND AGREES NOT TO ASSERT IN ANY PROCEEDING BEFORE ANY TRIBUNAL, BY WAY OF MOTION, AS A DEFENSE OR OTHERWISE, ANY CLAIM THAT IT IS NOT SUBJECT TO THE IN PERSONAM JURISDICTION OF ANY SUCH COURT. IN ADDITION, EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE IN ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY DOCUMENT, AGREEMENT OR TRANSACTION CONTEMPLATED HEREBY BROUGHT IN ANY SUCH COURT, AND HEREBY IRREVOCABLY WAIVES ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

                     (c) Service of Process. EACH PARTY HERETO IRREVOCABLY AGREES THAT PROCESS PERSONALLY SERVED OR SERVED BY U.S. REGISTERED MAIL AT THE ADDRESSES PROVIDED HEREIN FOR NOTICES SHALL CONSTITUTE, TO THE EXTENT PERMITTED BY LAW, ADEQUATE SERVICE OF PROCESS IN ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY DOCUMENT, AGREEMENT OR TRANSACTION CONTEMPLATED HEREBY, OR ANY ACTION OR PROCEEDING TO EXECUTE OR OTHERWISE ENFORCE ANY JUDGMENT IN RESPECT OF ANY BREACH HEREUNDER OR UNDER ANY DOCUMENT OR AGREEMENT CONTEMPLATED HEREBY. RECEIPT OF PROCESS SO SERVED SHALL BE CONCLUSIVELY

           PRESUMED AS EVIDENCED BY A DELIVERY RECEIPT FURNISHED BY THE UNITED STATES POSTAL SERVICE OR ANY COMMERCIAL DELIVERY SERVICE.

                     (d) Other Forums. NOTHING HEREIN SHALL IN ANY WAY BE DEEMED TO LIMIT THE ABILITY OF ANY HOLDER OF PURCHASER SHARES TO SERVE ANY WRITS, PROCESS OR SUMMONSES IN ANY MANNER PERMITTED BY APPLICABLE LAW OR TO OBTAIN JURISDICTION OVER THE PARENT IN SUCH OTHER JURISDICTION, AND IN SUCH OTHER MANNER, AS MAY BE PERMITTED BY APPLICABLE LAW.

           8.8       Indemnification of Each Holder.

           From and at all times after the date of this Agreement, and in addition to all other rights and remedies against the Parent, the Parent agrees to indemnify and hold harmless each holder of Purchaser Shares and each of its directors, officers, partners, employees, agents, investment advisors and affiliates (collectively, the "Indemnified Parties") against any and all claims (whether valid or not), losses, damages, liabilities, costs and expenses of any kind or nature whatsoever (including, without limitation, reasonable attorneys' fees, costs and expenses), incurred by or asserted against such Indemnified Party, from and after the date hereof, whether direct, indirect or consequential, as a result of or arising from or in any way relating to any suit, action or proceeding (including any inquiry or investigation) by any
Person, whether threatened or initiated, asserting a claim for any legal or equitable remedy against any Person under any statute or regulation, including, but not limited to, any federal or state securities laws, or under any common law or equitable cause or otherwise, arising from or in connection with the negotiation, preparation, execution, performance or enforcement of this Agreement or the other Financing Documents or any transactions contemplated herein or therein, or any of the transactions contemplated hereunder (collectively, the "Proceedings"), whether or not such Indemnified Party is a party to or target of any such Proceeding; provided, however, that no Indemnified Party shall have the right to be indemnified hereunder for any liability resulting from the willful misconduct or gross negligence of such Indemnified Party or breach by such Indemnified Party of its own obligations under this Agreement. All of the foregoing losses, damages, costs and expenses shall be payable as and when incurred upon the demand of each holder. Without limiting the generality of the foregoing, each such indemnified Person shall be entitled to collect, and the Parent shall be obligated to advance to each such Person, to the fullest extent permitted by applicable law, all expenses (including, without limitation, reasonable fees and disbursements of counsel) attendant to defending against any such claims (whether valid or not), losses, damages, liabilities, costs and expenses when and as incurred, regardless of whether any judicial determination of entitlement to such indemnity has been made, until or unless a final judicial determination that such Indemnified Party is not entitled to such indemnity, in which case, such Indemnified Party shall promptly repay to the Parent, with interest at the applicable statutory rate applicable to judgments in the relevant jurisdiction, all amounts so advanced by the Parent. The obligations of the Parent and the rights under this Section 8.8 of each holder of Purchased Securities shall survive the termination of this Agreement.

           If any Proceeding shall be brought or asserted or threatened to be brought or asserted against an Indemnified Party in respect of which indemnity may be sought from the Parent hereunder, such Indemnified Party shall promptly notify the Parent in writing, and the Parent may, in its sole discretion, promptly upon receipt of such notice, assume the defense thereof, including the employment of counsel (who may be counsel for the Parent) reasonably satisfactory to such Indemnified Party and the payment of all expenses therefor. If the Parent elects to assume the defense of any such Proceeding, the Indemnified Party shall have the right, in its sole discretion, to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall be the expense of such Indemnified Party unless:

                     (a) the Parent has agreed to pay such fees and expenses;

                     (b) the Parent shall have elected not to assume the defense of such Proceeding or shall have failed to promptly assume the defense of Proceeding or shall have failed to employ counsel reasonably satisfactory to such Indemnified Part in any such Proceeding; or

                     (c) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Parent and such Indemnified Party shall have been advised by counsel that there may be one or more legal defenses available to such Indemnified Party that are different from or additional to those available to the Parent (in which case, if such Indemnified Party notifies the Parent in writing that it elects to employ separate counsel at the expense of the Parent, the Parent shall not have the right to assume the defense of such Proceeding on behalf of such Indemnified Party, it being understood, however, that the Parent shall not, in connection with any one such Proceeding or separate but substantially similar or related Proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses or more than one separate firm of attorneys at any time for such Indemnified Party and any other Indemnified Parties, which firm shall be designated in writing by such Indemnified Parties).

The Parent shall not be liable for any settlement of any Proceeding by an Indemnified Party effected without the Parent's written consent (which consent shall not be unreasonably withheld). In addition, the Indemnified Party shall cooperate with the Parent and their representatives in connection with the defense or investigation of any claim or other matter for which indemnification is sought, as reasonably requested by the Parent.

           8.9       Execution in Counterpart.

           This Agreement may be executed in one or more counterparts and shall be effective when at least one counterpart shall have been executed by each party hereto, and each set of counterparts that, collectively, show execution by each party hereto shall constitute one duplicate original.


    [Remainder of page left blank intentionally; next page is signature page]

           IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered, all as of the date and year first above written.

                                              QUESTRON TECHNOLOGY, INC.



                                              By: /s/ Dominic A. Polimeni
                                                  ------------------------------
                                                  Name:  Dominic A. Polimeni
                                                  Title: Chairman, President and
                                                         Chief Executive Officer


ALLIANCE INVESTMENT OPPORTUNITIES FUND, L.L.C.
By:  Alliance Investment Opportunities Management, L.L.C., as Managing Member
By:  Alliance Capital Management, L.P. as Managing Member
By:  Alliance Capital Management Corporation, as General Partner


By:  /s/ Sheryl Rothman
     ----------------------------
     Name:   Sheryl A. Rothman
     Title:  Vice President

ALBION ALLIANCE MEZZANINE FUND, L.P.
By:  Albion Alliance LLC, its General Partner

By:  /s/ U. Peter C. Gummeson
     ----------------------------
     Name:   U. Peter C. Gummeson
     Title:  Senior Vice President

THE EQUITABLE LIFE ASSURANCE
SOCIETY OF THE UNITED STATES

By:  /s/ U. Peter C. Gummeson
     ----------------------------
     Name:   U. Peter C. Gummeson
     Title:  Investment Officer

IBJ WHITEHALL BANK & TRUST COMPANY

By:  /s/ Kevin P. Falvey
     ----------------------------
     Name:   Kevin P. Falvey
     Title:  Director

                                     ANNEX 1
                        Names and Addresses of Purchasers



================================================================================
Purchaser Name                      ALBION ALLIANCE MEZZANINE FUND, L.P.
--------------------------------------------------------------------------------
Address for All Other               Albion Alliance Mezzanine Fund, L.P.
Notices                             c/o Albion Alliance LLC
                                    1345 Avenue of the Americas, 41st Floor
                                    New York, NY 10105
                                    Attention: Peter Gummeson
                                    Tel: (212) 969-1545
                                    Fax: (212) 969-1529
--------------------------------------------------------------------------------
Other Instructions                  Signature Page Format:

                                    ALBION ALLIANCE MEZZANINE FUND, L.P.
                                    By: Albion Alliance LLC, its General Partner

                                              By:
                                                  ------------------------------
                                                  Name:
                                                  Title:

================================================================================









                                    Annex 1-1

================================================================================
Purchaser Name                    ALLIANCE INVESTMENT OPPORTUNITIES FUND,
                                  L.L.C.
--------------------------------------------------------------------------------
Address for All Other             Alliance Investment Opportunities Fund, L.L.C.
Notices                           c/o Albion Alliance LLC
                                  1245 Avenue of the Americas
                                  New York, NY 10105
                                  Attn: Peter Gummeson
                                  Tel:       (212) 969-1545
                                  Fax:       (212) 969-1529

                                  and to:

                                  Alliance Capital Management
                                  1345 Avenue of the Americas
                                  New York, NY  10105
                                  Attn:  Elizabeth Hennessey
                                  Tel:       (212) 969-2341
                                  Fax:       (212) 969-6953
--------------------------------------------------------------------------------
Other Instructions                Signature Page Format:

                                  ALLIANCE INVESTMENT OPPORTUNITIES FUND,
                                  L.L.C.

                                  By:  Alliance     Investment     Opportunities
                                       Management, L.L.C., as Managing Member

                                  By:  Alliance  Capital   Management  L.P.,  as
                                       Managing Member

                                  By: Alliance Capital Management Corporation, as General Partner

                                  By:
                                       ----------------------------------
                                       Name:
                                       Title:
================================================================================





                                    Annex 1-2

================================================================================
Purchaser Name                      THE EQUITABLE LIFE ASSURANCE SOCIETY OF
                                    THE UNITED STATES
--------------------------------------------------------------------------------
Address for All Other               The Equitable Life Assurance Society of
Notices                             the United States
                                    c/o Albion Alliance LLC
                                    1345 Avenue of the Americas, 41st Floor
                                    New York, NY 10105
                                    Attn:   Peter Gummeson
                                    Tel:       (212) 969-1545
                                    Fax:       (212) 969-1529
--------------------------------------------------------------------------------
Other Instructions                  Signature Page Format:

                                    THE EQUITABLE LIFE ASSURANCE SOCIETY OF
                                    THE UNITED STATES


                                              By:
                                                  ------------------------------
                                                  Name:
                                                  Title:
================================================================================





                                    Annex 1-3

================================================================================
Purchaser Name                      IBJ WHITEHALL BANK & TRUST COMPANY
--------------------------------------------------------------------------------
Address for All Other               IBJ Whitehall Bank & Trust Company
Notices                             One State Street, 9th Floor
                                    New York, NY 10004
                                    Attn: Jean-Louis Pernin
                                    Fax: (212) 858-2768
--------------------------------------------------------------------------------
Other Instructions                  Signature Page Format:

                                    IBJ WHITEHALL BANK & TRUST COMPANY

                                              By:
                                                  ------------------------------
                                                  Name:
                                                  Title:
================================================================================






                                    Annex 1-4

                                     ANNEX 2
                                Address of Parent

Questron Technology, Inc.
6400 Congress Ave., Suite 200A
Boca Raton, Florida 33487

Telephone:  561-241-5251
Facsimile:  561-241-2866

Attn:







                                    Annex 2-1